As filed with the Securities and Exchange Commission on April 11, 2001
                                                     Registration No.: 33-26032

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                        POST-EFFECTIVE AMENDMENT NO. 16                     [X]


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_]

                               AMENDMENT NO. 20                             [X]


                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E
                  -------------------------------------------
                          (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  -------------------------------------------
                              (Name of Depositor)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802

                          --------------------------
             (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code:  (219)455-2000

                         Elizabeth A. Frederick, ESQ.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                               P.O. Box 1110
                          Fort Wayne, Indiana  46802

                          --------------------------
                   (Name and Address of Agent for Service)
                                   Copy to:

                               Kimberly J. Smith
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20004

                       -------------------------------
                   Title of securities being registered:
 Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                   -------------------------------------

It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) of Rule 485
---

 X   on May 1, 2001, pursuant to paragraph (b) of Rule 485
---

     60 days after filing pursuant to paragraph (a)(1) of Rule 485
---

     On _______, 2000 pursuant to paragraph (a)(1) of Rule 485
---

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)
                  Lincoln National Variable Annuity Account H
                             (American Legacy II)

                         Supplement dated May 1, 2001
                      to the Prospectus Dated May 1, 2001


                      Renewal Option: Bonus Credit Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contract offered through Lincoln National Variable Annuity Account E, and to the Prospectus for American Legacy II ("Legacy II") Variable Annuity Contract offered through Lincoln National Variable Annuity Account H. This Supplement discusses a Bonus Credit Rider ("Rider") to your Legacy or Legacy II contracts. This Rider may only be offered to certain classes of contractowners.

If you select the Rider, we will credit an immediate bonus credit equal to 2% of your contract value, on the valuation date on which the Rider election form is approved by Lincoln Life, to your contract. We will allocate the bonus credit to the subaccounts and/or fixed account in the same percentages as your contract value. The bonus credit is not considered a purchase payment.

If you select the Bonus Credit Rider, your entire contract value (excluding the bonus credit) will be subject to new surrender charges on the date the Rider is effective. For purposes of calculating surrender charges, the contract value (excluding the bonus credit) will be treated as a new purchase payment as of the date the Rider is effective. The surrender charges (as further described in your Legacy or Legacy II Prospectus) are as follows:

                                        Number of complete contract years that a
                                        purchase payment has been invested
                                        ----------------------------------
                                        Less than  At least
                                        2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                      6%         5   4   3   2   1   0

Any remaining surrender charges existing prior to the effective date of the Rider will be waived. In addition, the waiver of surrender charges in the event of annuitization will only apply to purchase payments received more than twelve months prior to the date of annuitization. The Rider may be elected only once.

The Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner (as defined in the Prospectus), and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period. Upon cancellation, we will waive the new surrender charges and reestablish the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time. We will revoke any bonus credits credited to your contract value if you elect to cancel this Rider; however, we will assume the risk of investment loss on the bonus credits. We will also re-credit the mortality and expense risk charges and administrative charges proportionately attributable to the bonus credits.

Please keep this Supplement with your Legacy or Legacy II Prospectus and retain it for future reference.

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)
                  Lincoln National Variable Annuity Account H
                             (American Legacy II)

                         Supplement dated May 1, 2001
                      to the Prospectus Dated May 1, 2001


   Renewal Option: Enhanced Guaranteed Minimum Death Benefit ("EGMDB") Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contract, offered through Lincoln National Variable Annuity Account E and to the Prospectus for American Legacy II ("Legacy II") Variable Annuity Contract, offered through Lincoln National Variable Annuity Account H. This Supplement discusses an EGMDB Rider ("Rider") to your Legacy or Legacy II contract. This Rider may only be offered to certain classes of contractowners.

If you select this Rider, you will receive the EGMDB (as described below) at no additional cost as of the valuation date on which the Rider election form is approved by Lincoln Life. If you are currently paying for the EGMDB, the charge for the EGMDB will be discontinued as of the effective date of this Rider.

The EGMDB is the greatest of the following three amounts:

   a) the contract value as of the date on which the death claim is approved for payment; or

   b) the contract value as of the date this Rider became effective, plus all purchase payments you make after the effective date of this Rider, less all withdrawals, partial annuitizations, or premium tax incurred after the effective date of this Rider; or

   c) the highest contract value on any policy anniversary date following the effective date of this Rider and prior to the 81st birthday of the deceased and prior to the death of the individual for whom a death claim is approved for payment. If the EGMDB was in effect prior to the effective date of this Rider, the highest contract value will be calculated from the effective date of the EGMDB previously provided by the contract. The highest contract value is adjusted for certain transactions. It is increased by purchase payments (other than the contract value as of the date this Rider became effective) and is decreased by partial withdrawals, partial annuitizations, and premium taxes (if any) incurred subsequent to such policy anniversary date on which the highest contract value occurred.

The EGMDB is further described in the Prospectus.

If you select the EGMDB Rider, your contract value will be subject to new surrender charges as of the date the Rider is effective. The surrender charges (as further described in your Legacy or Legacy II Prospectus) are as follows:

                                    Number of complete contract years that a
                                    purchase payment has been invested
                                    ----------------------------------
                                    Less than  At least
                                    2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                  6%         5   4   3   2   1   0

For purposes of calculating surrender charges, your contract value will be treated as a new purchase payment as of the date the Rider is effective. Any remaining surrender charges existing prior to the time of the effective date of the Rider will be waived. The Rider may be elected only once.

This Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner (as defined in the Prospectus), and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period. Upon cancellation, we will re-establish the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time.

Please keep the Supplement with your Legacy or Legacy II Prospectus and retain it for future reference.

                  Lincoln National Variable Annuity Account E
                             (The American Legacy)

                         Supplement Dated May 1, 2001
                      to the Prospectus Dated May 1, 2001


               Renewal Option: Estate Enhancement Benefit Rider

This Supplement describes certain changes to the Prospectus for The American Legacy ("Legacy") Variable Annuity Contracts offered through Lincoln National Variable Annuity Account E. This Supplement discusses an Estate Enhancement Benefit Rider ("Rider") to your Legacy contract. This Rider may only be offered to certain classes of contractowners.

If you select this Rider, you will receive the Estate Enhancement Benefit (as described below) as the death benefit under the contract, effective on the valuation date on which the Rider election form is approved by Lincoln Life. The annual mortality and expense risk charge for contracts with this Rider is 1.60%. The recipient of the death benefit and the manner of payment are described in your Legacy Prospectus.

If you select the Rider, your contract value on the date the Rider is effective (the "renewal amount") will be subject to new surrender charges. For purposes of calculating surrender charges, the renewal amount will be treated as a new purchase payment as of the date the Rider is effective. The surrender charges (as further described in your Legacy Prospectus) apply to purchase payments as follows:

                                       Number of complete contract years that a
                                       purchase payment has been invested
                                       ----------------------------------
                                       Less than  At least
                                       2 years    2   3   4   5   6   7+
Surrender charge as a percentage
 of the surrendered or withdrawn
 purchase payments                     6%         5   4   3   2   1   0

Any remaining surrender charges existing prior to the effective date of the Rider will be waived. The Rider may be elected only once.

The amount of death benefit payable under the Rider equals the greatest of the following four amounts:

1) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment.

2) The renewal amount plus the sum of all purchase payments you make after the effective date of this Rider and minus all withdrawals, partial annuitizations and premium tax (if any) made, effected or incurred after the effective date of this Rider.

3) The highest contract value on any contract anniversary date following the effective date of this Rider and prior to the 81st birthday of the deceased owner, pre-designated joint owner (if applicable) or annuitant and prior to the death of the owner, pre-designated joint owner (if applicable) or annuitant for whom a death claim is approved by Lincoln Life for payment. If the Enhanced Guaranteed Minimum Death Benefit was in effect prior to the effective date of this Rider, then the highest contract value will be based on values calculated following the effective date of the Enhanced Guaranteed Minimum Death Benefit previously provided by the contract. The highest contract value is adjusted for certain transactions. It is increased by purchase payments (other than the renewal amount) made on or after that contract date anniversary on which the highest contract value is obtained. It is decreased by partial withdrawals, partial annuitizations, and premium taxes, if any, incurred on or after such contract anniversary date on which the highest contract value is obtained.

4) The contract value on the valuation date the death benefit is approved by Lincoln Life for payment, plus an amount equal to the result of the enhancement rate times the lesser of: (1) the contract earnings; or (2) the covered earnings limit.

                                 Age of oldest Owner/pre-designated Joint Owner/ Annuitant on date when this Rider is effective
                                 -----------------------------------------------

                                                           Ages 0-69  Ages 70-75
Enhancement rate equals:                                     40.0%         25.0%

Contract earnings equals:

1) the contract value as of the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; minus

2)  the renewal amount; minus

3) each purchase payment you make on or after the effective date of this Rider, and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment; plus

4) the amount by which each withdrawal made on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, exceeded the contract earnings immediately prior to the withdrawal.

The covered earnings limit equals 200% of:

1)  the renewal amount; plus

2) each purchase payment you make on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the owner, pre-designated joint owner (if applicable) or annuitant; minus

3) the amount by which each withdrawal made on or after the effective date of this Rider and prior to the date of death of the individual for whom a death claim is approved by Lincoln Life for payment, exceeded the contract earnings immediately prior to the withdrawal.

If the surviving spouse of the deceased is the recipient of the death benefit under this contract, the spouse may elect to continue the contract as the contractowner, and have an amount equal to the excess, if any, of the death benefit over the contract value credited to the contract. The Rider will continue in effect, but under the terms specified in the contract rider. Option number 4 under the amount of death benefit payable is not applicable if the surviving spouse or annuitant is over age 75 at the time the original death benefit was approved for payment. If this occurs, the annual mortality and expense risk charge on this contract will be reduced to 1.40.

The Estate Enhancement Benefit will not be paid if the contractowner, pre-designated joint owner or annuitant is changed, unless the change is the result of a surviving spouse continuing the contract. The Rider will also terminate upon the commencement of annuity payments.

The Rider is available if your current surrender charges equal 2% or less of your contract value. This Rider is only available for contracts sold in the nonqualified or IRA markets (excluding SEP and SARSEP markets) and to those contracts in which the contractowner, pre-designated joint owner and annuitant are under age 76.

You may cancel this Rider for any reason within ten days (in some states longer) of the date you first receive the Rider. Depending on the state your contract was written in, you may assume the investment risk on any value in the subaccounts during this period.

Upon cancellation, we will waive the new surrender charges, and reinstate the prior existing surrender charges, if any, as of the date of receipt of the cancellation. If you cancel the Rider during this ten-day period, you cannot re-elect the Rider at a later time.

Please keep this Supplement with your Legacy Prospectus and retain it for future reference.

American Legacy
Lincoln National Variable Annuity Account E

Individual Variable Annuity Contracts

Home Office:
Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802

www.LincolnLife.com

This Prospectus describes the individual flexible premium deferred variable annuity contract that is issued by Lincoln National Life Insurance Company (Lincoln Life). It is for use with nonqualified and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified 403(b) business will only be accepted for pur-chase payments that are either lump sum transfers or rollovers. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a vari-able or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

The minimum initial purchase payment for the contract is:

1. $1,500 for a nonqualified plan and a 403(b) transfer/rollover or

2. $300 for a qualified plan.

Additional purchase payments may be made to the contract and must be at least $25 per payment and at least $300 annually.

You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Account E (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. If you put all or some of your purchase payments into one or more of the contract's variable options you take all the investment risk on the contract value and the retirement in-come. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Govern-ment nor any federal agency insures or guarantees your investment in the con-tract.

The available funds, listed below, are each part of American Funds Insurance Series (series), also known as American Variable Insurance Series:

Global Discovery*
Global Growth
Global Small Capitalization
Growth
International
New World
Growth-Income

Blue Chip Income and Growth*
Asset Allocation
Bond
High-Yield Bond
U.S. Government/AAA-Rated Securities
Cash Management

*These funds will be available on or about July 5, 2001.

This Prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectus for the funds that is attached, and keep both pro-spectuses for reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You can obtain a current Statement of Additional Information (SAI), dated the same date as this prospectus, about the contracts which has more information. Its terms are made part of this Prospectus. For a free copy, write: Lincoln National Life Insurance Company, P.O. Box 2348, Fort Wayne, Indiana 46801, or call 1-800-942-5500. The SAI and other information about Lincoln Life and Account E are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                             Page
-------------------------------------------------
Special terms                                  2
-------------------------------------------------
Expense tables                                 3
-------------------------------------------------
Summary                                        5
-------------------------------------------------
Condensed financial information                6
-------------------------------------------------
Investment results                             8
-------------------------------------------------
Financial statements                           8
-------------------------------------------------
Lincoln National Life Insurance Co.            8
-------------------------------------------------
Fixed side of the contract                     8
-------------------------------------------------
Variable annuity account (VAA)                 8
-------------------------------------------------
Investments of the variable annuity account    8
-------------------------------------------------
Charges and other deductions                  11
-------------------------------------------------
The contracts                                 12
-------------------------------------------------

                                                                    Page
------------------------------------------------------------------------
Annuity payouts                                                      18
------------------------------------------------------------------------
Federal tax matters                                                  20
------------------------------------------------------------------------
Voting rights                                                        24
------------------------------------------------------------------------
Distribution of the contracts                                        24
------------------------------------------------------------------------
Return privilege                                                     24
------------------------------------------------------------------------
State regulation                                                     25
------------------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program             25
------------------------------------------------------------------------
Records and reports                                                  25
------------------------------------------------------------------------
Other information                                                    25
------------------------------------------------------------------------
Statement of additional information table of contents for Variable
Annuity Account E American Legacy                                    26
------------------------------------------------------------------------

Special terms

(We have italicized the terms that have special meaning throughout this Pro-spectus.)

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account E, into which Lincoln Life sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Accumulation unit -- A measure used to calculate contract value for the vari-able side of the contract before the annuity commencement date.

Annuitant -- The person on whose life the annuity payouts are based and upon whose death a death benefit may be paid.

Annuity commencement date -- The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date.

Beneficiary -- The person you choose to receive the death benefit that is paid if you die before the annuity commencement date.

Contractowner (you, your, owner) -- The person who has the ability to exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the owner is the annuitant.

Contract value -- At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year -- Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit -- The amount payable to your designated beneficiary if the an-nuitant dies before the annuity commencement date. An Enhanced Guaranteed Min-imum Death Benefit may also be available.

Free Amount -- First withdrawal in a contract year, not to exceed 10% of total purchase payments.

Income4Life Solution -- An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) -- The Lincoln National Life Insurance Company.

Purchase payments -- Amounts paid into the contract.

Series -- American Funds Insurance Series (series), the funds to which you di-rect purchase payments.

Subaccount or American Legacy subaccount -- The portion of the VAA that re-flects investments in accumulation and annuity units of a class of a particu-lar fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:

  The maximum surrender charge (contingent deferred sales charge)
  (as a percentage of purchase payments surrendered/withdrawn):  6%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal. We may waive this charge in certain situations. See Surrender charges.

--------------------------------------------------------------------------------

  Annual administrative charge: $35

We make this charge against the contract value on the last valuation date of each contract year and upon full surrender. It is not a separate charge for each subaccount.

--------------------------------------------------------------------------------
Account E annual expenses for American Legacy subaccounts:*
(as a percentage of average account value):

                                                         With Enhanced
                                                         Guaranteed
                                                         Minimum Death
                                                         Benefit       Without
                                                         (EGMDB)       EGMDB
Mortality and expense risk charge                            1.25%      1.25%
Enhanced Death Benefit charge                                 .15%       --
                                                             -----      ----
Total annual charge for each American Legacy subaccount      1.40%      1.25%

Annual expenses of the funds for the year ended December 31, 2000:
(as a percentage of each fund's average net assets):

                                     Management     Other        Total
                                     fees       +   expenses =   expenses
-------------------------------------------------------------------------
 1. Global Discovery**               .58%           .03%         .61%
-------------------------------------------------------------------------
 2. Global Growth                    .66            .04          .70
-------------------------------------------------------------------------
 3. Global Small Capitalization      .80            .06          .86
-------------------------------------------------------------------------
 4. Growth                           .36            .02          .38
-------------------------------------------------------------------------
 5. International                    .54            .05          .59
-------------------------------------------------------------------------
 6. New World                        .85            .07          .92
-------------------------------------------------------------------------
 7. Growth-Income                    .34            .01          .35
-------------------------------------------------------------------------
 8. Blue Chip Income and Growth**    .50            .01          .51
-------------------------------------------------------------------------
 9. Asset Allocation                 .44            .01          .45
-------------------------------------------------------------------------
10. Bond                             .48            .03          .51
-------------------------------------------------------------------------
11. High-Yield Bond                  .50            .02          .52
-------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities  .46            .03          .49
-------------------------------------------------------------------------
13. Cash Management                  .45            .01          .46
-------------------------------------------------------------------------

* The VAA is divided into separately-named subaccounts. Each subaccount, in turn, invests purchase payments in shares of a class of its respective fund.

** As these funds had not commenced operation by December 31, 2000, the ex-penses are annualized estimates.

Examples
(expenses of the subaccounts and of the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual re-turn:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Discovery**                  $81        $114        $140         $238
----------------------------------------------------------------------------------
 2. Global Growth                        82         117         145          247
----------------------------------------------------------------------------------
 3. Global Small Capitalization          83         122         153          264
----------------------------------------------------------------------------------
 4. Growth                               78         107         129          214
----------------------------------------------------------------------------------
 5. International                        81         114         139          236
----------------------------------------------------------------------------------
 6. New World                            84         124         156          270
----------------------------------------------------------------------------------
 7. Growth-Income                        78         106         127          211
----------------------------------------------------------------------------------
 8. Blue Chip Income and Growth**        79         110         133          223
----------------------------------------------------------------------------------
 9. Asset Allocation                     79         109         132          221
----------------------------------------------------------------------------------
10. Bond                                 80         111         135          228
----------------------------------------------------------------------------------
11. High-Yield Bond                      80         112         136          229
----------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities      80         111         134          225
----------------------------------------------------------------------------------
13. Cash Management                      79         110         133          222
----------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                       1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------
 1. Global Discovery**                  $21         $64        $110         $238
----------------------------------------------------------------------------------
 2. Global Growth                        22          67         115          247
----------------------------------------------------------------------------------
 3. Global Small Capitalization          23          72         123          264
----------------------------------------------------------------------------------
 4. Growth                               18          57          99          214
----------------------------------------------------------------------------------
 5. International                        21          64         109          236
----------------------------------------------------------------------------------
 6. New World                            24          74         126          270
----------------------------------------------------------------------------------
 7. Growth-Income                        18          56          97          211
----------------------------------------------------------------------------------
 8. Blue Chip Income and Growth**        19          60         103          223
----------------------------------------------------------------------------------
 9. Asset Allocation                     19          59         102          221
----------------------------------------------------------------------------------
10. Bond                                 20          61         105          228
----------------------------------------------------------------------------------
11. High-Yield Bond                      20          62         106          229
----------------------------------------------------------------------------------
12. U.S. Govt./AAA-Rated Securities      20          61         104          225
----------------------------------------------------------------------------------
13. Cash Management                      19          60         103          222
----------------------------------------------------------------------------------

**Available on or about July 5, 2001.

The Expense Tables reflect expenses of the VAA as well as expenses of the funds. We provide these examples to help you understand the direct and indi-rect costs and expenses of the contract. The examples assume that an EGMDB is in effect.

For more information, see Charges and other deductions in this Prospectus, and Management and Organization in the Prospectus for the series. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account--currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The contracts and Annuity payouts. These examples should not be considered a representation of past or future ex-penses. Actual expenses may be more or less than those shown.

Summary

What kind of contract am I buying? It is an individual annuity contract be-tween you and Lincoln Life. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under Indiana insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instruction, the VAA applies your purchase payments to buy series shares in one or more of the investment funds of the series: Global Discovery, Global Growth, Global Small Capitaliza-tion, Growth, International, New World, Growth-Income, Blue Chip Income and Growth, Asset Allocation, Bond, High-Yield Bond, U.S. Government/ AAA-Rated Securities and Cash Management. In turn, each fund holds a portfolio of secu-rities consistent with its investment policy. See Investments of the variable annuity account and Description of the series. The Global Discovery and Blue Chip Income and Growth funds will not be available until on or about July 5, 2001.

Who invests my money? The investment adviser for the series is Capital Re-search and Management Company (CRMC), Los Angeles, California. CRMC is regis-tered as an investment adviser with the SEC. See Investments of the variable annuity account and Investment adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive annuity payouts, your accumu-lation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annu-ity unit on payout days. See The contracts.

What charges do I pay under the contract? At the end of each contract year and at the time of surrender, we will deduct $35 from your contract value as an administrative charge. If you withdraw contract value, you pay a surrender charge from 0% to 6%, depending upon how many contract years those payments have been in the contract. We may waive surrender charges in certain situa-tions. See Surrender charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We apply a charge to the daily net asset value of the VAA. This charge con-sists of a mortality and expense risk charge equal to an annual rate of 1.25%. If the EGMDB is in effect, the mortality and expense risk charge is 1.25% and 0.15% for the enhanced death benefit, for an annual charge totaling 1.40%. See Charges and other deductions.

The series pays a management fee to CRMC based on the average daily net asset value of each fund. See Investments of the variable annuity account--Invest-ment adviser.

Charges may also be imposed during the regular income or annuity payout peri-od. See The contracts and Annuity payouts.

For information about the compensation we pay for sales of the contracts, see The contracts--Commissions.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The con-tracts--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your con-tract as a fixed option or variable option or a combination of both. See Annu-ity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfo-lios.

What happens if I die before I annuitize? Your beneficiary will receive the death benefit proceeds based upon the death benefit option you elect. Your beneficiary has options as to how the death benefit is paid or you may choose an option for your beneficiary. See The Contracts--Death benefit before the annuity commencement date. See Income4Life Solutions (IRA).

May I transfer contract value between variable options and between the fixed side of the contract? Yes, with certain limits. See The contracts--Transfers between subaccounts on or before the annuity commencement date and Transfers following the annuity commencement date. Transfers to and from the General Ac-count on or before the annuity commencement date.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See Surrenders and withdrawals. If you sur-render the contract or make a withdrawal, certain charges may apply. See Charges and other deductions. A portion of surrender/withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax mat-ters.

Do I get a free look at this contract? Yes. You can cancel the contract within 20 days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our home office. In most states you assume the risk of any market drop on purchase payments you allo-cate to the variable side of the contract. See Return privilege.

Condensed financial information
(For an accumulation unit outstanding throughout the period)

The following information relating to accumulation unit values and number of accumulation units for The American Legacy subaccounts for each of the ten years in the period ended December 31, 2000 comes from the VAA's financial statements. It should be read along with the VAA's financial statements and notes which are all included in the SAI.

                               1991    1992    1993     1994    1995     1996
-------------------------------------------------------------------------------
Global Growth subaccount*
Accumulation unit value
 .Beginning of period..........................................................
 .End of period................................................................
Number of accumulation
units
 .End of period (000's omitted)................................................
-------------------------------------------------------------------------------
Global Small Capitalization
subaccount**
Accumulation unit value
 .Beginning of period..........................................................
 .End of period................................................................
Number of accumulation
units
 .End of period (000's omitted)................................................
-------------------------------------------------------------------------------
Growth subaccount
Accumulation unit value
 .Beginning of period.......  $  1.133   1.492   1.632    1.875   1.861    2.450
 .End of period.............  $  1.492   1.632   1.875    1.861   2.450    2.743
Number of accumulation
units
 .End of period (000's
omitted)...................   106,335 110,169 111,230  105,312 101,710   90,842
-------------------------------------------------------------------------------
International subaccount***
Accumulation unit value
 .Beginning of period................................  $  1.000   1.001    1.114
 .End of period......................................  $  1.001   1.114    1.294
Number of accumulation
units
 .End of period (000's omitted)......................    27,787  31,592   38,351
-------------------------------------------------------------------------------
New World subaccount*++
Accumulation unit value
 .Beginning of period..........................................................
 .End of period................................................................
Number of accumulation
units
 .End of period (000's omitted)................................................
-------------------------------------------------------------------------------
Growth-Income subaccount
Accumulation unit value
 .Beginning of period.......  $  1.136   1.392   1.484    1.646   1.659    2.180
 .End of period.............  $  1.392   1.484   1.646    1.659   2.180    2.556
Number of accumulation
units
 .End of period (000's
omitted)...................   203,868 201,913 199,178  183,608 172,288  158,861
-------------------------------------------------------------------------------
Asset Allocation
subaccount***
Accumulation unit value
 .Beginning of period................................  $  1.000    .986    1.262
 .End of period......................................  $   .986   1.262    1.443
Number of accumulation
units
 .End of period (000's omitted)......................     3,807   5,168    7,199
-------------------------------------------------------------------------------
Bond subaccount*+
Accumulation unit value
 .Beginning of period.................................................  $  1.000
 .End of period.......................................................  $  1.046
Number of accumulation
units
 .End of period (000's omitted).......................................     1,681
-------------------------------------------------------------------------------
High-Yield Bond subaccount
Accumulation unit value
 .Beginning of period.......  $  1.234   1.543   1.714    1.971   1.819    2.188
 .End of period.............  $  1.543   1.714   1.971    1.819   2.188    2.447
Number of accumulation
units
 .End of period (000's
omitted)...................    28,254  27,823  29,951   25,988  23,867   20,767
-------------------------------------------------------------------------------
U.S. Government/AAA-Rated
subaccount
Accumulation unit value
 .Beginning of period.......  $  1.187   1.359   1.444    1.586   1.498    1.707
 .End of period.............  $  1.359   1.444   1.586    1.498   1.707    1.738
Number of accumulation
units
 .End of period (000's
omitted)...................    44,335  42,291  39,387   31,118  29,062   22,652
-------------------------------------------------------------------------------
Cash Management subaccount
Accumulation unit value
 .Beginning of period.......  $  1.256   1.309   1.335    1.353   1.388    1.447
 .End of period.............  $  1.309   1.335   1.353    1.388   1.447    1.502
Number of accumulation
units
 .End of period (000's
omitted)...................    19,913  21,963  13,982   14,312  10,001    9,605
-------------------------------------------------------------------------------

*The Global Growth subaccount began operations on April 30, 1997 so the figures for 1997 represent experience of less than one year.
**The Global Small Capitalization subaccount began operations on April 30, 1998 so the figures for 1998 represent experience of less than one year.
***The International subaccount and Asset Allocation subaccount began operations on January 3, 1994.
*+The Bond subaccount began operations on January 2, 1996 so the figures for 1996 represent experience of less than one year.
+The EGMDB rider was not available until May 1, 1997.
*++The New World subaccount began operations on June 17, 1999 so the figures for 1999 represent experience of less than one year.

The Global Discovery and Blue Chip Income and Growth subaccounts are not included in the chart because they will not begin activity until on or about July 5, 2001.

     1997            1998           1999           2000
 with   without  with  without  with  without  with  without
EGMDB+   EGMDB  EGMDB   EGMDB  EGMDB   EGMDB  EGMDB   EGMDB
------------------------------------------------------------
$1.000    1.000  1.076   1.077  1.369   1.371  2.295  2.304
$1.076    1.077  1.369   1.371  2.295   2.304  1.840  1.849
    10    3,217    103   5,104    256   5,916    584  7,045
------------------------------------------------------------
 ..............  $1.000   1.000  1.014   1.015  1.918  1.923
 ..............  $1.014   1.015  1.918   1.923  1.583  1.589
 ..............     116   2,312    197   4,047    545  4,946
------------------------------------------------------------
$1.000    2.743  3.523   3.525  4.709   4.719  7.320  7.346
$3.523    3.525  4.709   4.719  7.320   7.346  7.559  7.597
   652   79,682  3,154  69,849  3,590  61,714  6,701 53,234
------------------------------------------------------------
$1.000    1.294  1.392   1.393  1.664   1.668  2.896  2.907
$1.392    1.393  1.664   1.668  2.896   2.907  2.232  2.243
   386   36,534    954  30,346  1,176  28,263  2,762 24,407
------------------------------------------------------------
 .............................  $1.000   1.000  1.176  1.176
 .............................  $1.176   1.176  1.015  1.017
 .............................     158   1,194    347  2,132
------------------------------------------------------------
$1.000    2.556  3.175   3.177  3.706   3.714  4.074  4.089
$3.175    3.177  3.706   3.714  4.074   4.089  4.348  4.371
 1,197  144,349  5,723 124,069  6,007 107,545 11,715 85,811
------------------------------------------------------------
$1.000    1.443  1.716   1.717  1.914   1.918  2.024  2.032
$1.716    1.717  1.914   1.918  2.024   2.032  2.088  2.099
    49    9,636    228  10,239    359   9,445    695  7,135
------------------------------------------------------------
$1.000    1.046  1.136   1.137  1.170   1.172  1.186  1.190
$1.136    1.137  1.170   1.172  1.186   1.190  1.230  1.237
     2    2,437     84   3,664    101   3,350    143  3,008
------------------------------------------------------------
$1.000    2.447  2.714   2.716  2.689   2.694  2.805  2.815
$2.714    2.716  2.689   2.694  2.805   2.815  2.681  2.695
   204   18,820    614  16,651    682  13,478  1,260  9,970
------------------------------------------------------------
$1.000    1.738  1.860   1.862  1.985   1.989  1.947  1.954
$1.860    1.862  1.985   1.989  1.947   1.954  2.144  2.155
   150   18,080    545  16,965    640  13,853    980 10,993
------------------------------------------------------------
$1.000    1.502  1.559   1.560  1.616   1.620  1.671  1.677
$1.559    1.560  1.616   1.620  1.671   1.677  1.747  1.756
   213    7,157    456   7,102    556   8,045  1,347  5,116
------------------------------------------------------------

Investment results

At times, the VAA may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. Non-standard results will be calculated without sales charges. These results may be higher. See the SAI for further information. The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.

Financial Statements

The financial statements of the VAA and the statutory-basis financial state-ments of Lincoln Life are located in the SAI. If you would like a free copy, complete and mail the enclosed card, or call 1-800-942-5500.

Lincoln National Life
Insurance Co.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct is-suance of life insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Fixed side of the contract

Purchase payments allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment expe-rience of the VAA. The general account is subject to regulation and supervi-sion by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940. Accordingly, neither the gen-eral account nor any interests in it are regulated under the 1933 Act or the 1940 Act. Lincoln Life has been advised that the staff of the SEC has not made a review of the disclosures which are included in this Prospectus which relate to our general account and to the fixed account under the contract. These dis-closures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in Prospectuses. This Prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LINCOLN LIFE'S SOLE DISCRETION, CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

Variable annuity account
(VAA)

On September 26, 1986, the VAA was established as an insurance company sepa-rate account under Indiana law. It is registered with the SEC as a unit in-vestment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The VAA satisfies the defini-tion of a separate account under the federal securities laws. We do not guar-antee the investment performance of the VAA. Any investment gain or loss de-pends on the investment performance of the funds. You assume the full invest-ment risk for all amounts placed in the VAA.

Investments of the variable
annuity account

You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund in the se-ries. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The series is required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.

Investment adviser

The investment adviser for the series is Capital Research and Management Com-pany (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. As compensation for its services to the series, the investment adviser receives a fee from the series which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under Purchases and redemptions of shares, in the Prospectus for the series.

Description of the series
The series was organized as a Massachusetts business trust in 1983 and is reg-istered as a diversified, open-end management investment company under the 1940 Act. Diversified means not owning too great a percentage of the securi-ties of any one company. An open-end company is one which, in this case, per-mits Lincoln Life to sell its shares back to the series when you make a with-drawal, surrender the contract or transfer from one fund to another. Manage-ment investment company is the legal term for a mutual fund. These definitions are very general. The precise legal definitions for these terms are contained in the 1940 Act.

The series has thirteen separate portfolios of funds. The series has adopted a plan pursuant to Rule 18f-3 under the 1940 Act to permit the series to estab-lish a multiple class distribution system for all of its portfolios. The se-ries' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the VAA. Fund assets are segregated and a shareholder's interest is limited to those funds in which the shareholder owns shares.

Under the multi-class system adopted by the series, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class has a different designation; (2) each class of shares bears its class expenses; (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution ar-rangement; and (4) each class has separate voting rights on any matter submit-ted to shareholders in which the interests of one class differ from the inter-ests of any other class. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan to cover servicing fees paid to dealers selling the contracts.

Each fund has two classes of shares, designated as Class 1 and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 but not Class 1 shares are sub-ject to a 12b-1 plan. Only Class 1 shares are available under the contracts.

Certain funds offered as part of this contract have similar investment objec-tives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfo-lios that are managed by the adviser. There can be no assurance, and no repre-sentation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the ad-viser.

Following are brief summaries of the investment objectives and policies of the funds. Each fund may be subject to certain investment policies and restric-tions which may not be changed without a majority vote of shareholders of that fund. More detailed information may be obtained from the current Prospectus for the series, which is included in this booklet. Please be advised that there is no assurance that any of the funds will achieve their stated objec-tives.

1. Global Discovery Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies in the services and in-formation area of the global economy. Companies in the services and infor-mation area include, for example, those involved in the fields of telecom-munications, computer systems and software, the Internet, broadcasting and publishing, health care, advertising, leisure, tourism, financial services, distribution and transportation. Providing you with current income is a secondary consideration. Please note: Global Discovery Fund will not be made available to you until on or about July 5, 2001.

2. Global Growth Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

3. Global Small Capitalization Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies lo-cated around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

4. Growth Fund--The fund seeks to make your investment grow by investing pri-marily in common stocks of companies that appear to offer superior opportu-nities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluc-tuations.

5. International Fund--The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital apprecia-tion through stocks. Investors in the fund should have a long-term perspec-tive and be able to tolerate potentially wide price fluctuations.

6. New World Fund--The fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries which have developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of high-yield, high-risk bonds, in these countries.

7. Growth-Income Fund--The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or divi-dends. The fund is designed for investors seeking both capital appreciation and income.

8. Blue Chip Income and Growth Fund--The fund seeks to produce income substan-tially exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of larger, more es-tablished companies in the U.S. Please note: Blue Chip Income and Growth Fund will not be made available to you until on or about July 5, 2001.

9. Asset Allocation Fund--The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capi-tal over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities matur-ing in one year or less).

10. Bond Fund--The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is de-signed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

11. High-Yield Bond Fund--The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's In-vestors Services, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.

12. U.S. Government/AAA-Rated Securities Fund--The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investor's Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

13. Cash Management Fund--The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.

Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When the series sells shares in any of its funds both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When the series sells shares in any of its funds to separate accounts of unaffiliated life insurance companies, it is said to engage in shared fund-ing.

The series currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various contractowners participating in a fund could conflict. The series' Board of Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Pro-spectus for the series.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to add, delete and substitute series and/or funds within the

VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners or participants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners and participants.

Substitutions may be made with respect to existing investments or the invest-ments of future contributions, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole dis-cretion. The funds, which sell their shares to the subaccounts pursuant to par-ticipation agreements, also may terminate these agreements and discontinue of-fering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be avail-able, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you ad-vance written notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contract. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include: processing applications for and issuing the contracts, processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing and automatic withdrawal services--See Ad-ditional services and the SAI for more information about these programs), main-taining records, administering annuity payouts, furnishing accounting and valu-ation services (including the calculation and monitoring of daily subaccount values), reconciling and depositing cash receipts, providing contract confirma-tions, providing toll-free inquiry services and furnishing telephone and internet fund transfer services. The benefits we provide include death bene-fits, annuity payout benefits and cash surrender value benefits. The risks we assume include: the risk that annuitants receiving annuity payouts under con-tract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid will exceed actual contract value; the risk that more owners than expected will qualify for waivers of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change). The amount of a charge may not nec-essarily correspond to the costs associated with providing the services or ben-efits indicated by the description of the charge or associated with a particu-lar contract. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.25% of the daily net asset value as a mortality and expense risk charge. For those contracts which include the EGMDB, the aggregate charge against the VAA is 1.40% consisting of a 1.25% mortality and expense risk charge and a 0.15% risk charge for the EGMDB.

Administrative charge

We will deduct an administrative charge of $35 per contract year. This charge will be deducted from the contract value on the last valuation date of each contract year. This charge will also be deducted from the contract value upon surrender.

Surrender charge
A surrender charge applies (except as described below) to surrenders and with-drawals of purchase payments that have been invested for the periods indicated as follows:

                                            Number of complete contract years
                                            that
                                            a
                                            purchase
                                            payment
                                            has
                                            been
                                            invested
--------------------------------------------------------------------------------
                                            Less  At
                                            than  least
                                            2     2      3    4    5    6    7+
surrender charge as a
percentage of the surrendered or withdrawn
purchase payments                           6%    5      4    3    2    1    0

A surrender charge does not apply to:

1. A surrender or withdrawal of purchase payments that have been invested at least seven full contract years.

2. The first withdrawal of contract value during a contract year to the extent the withdrawal does not exceed 10% of the purchase payments (this 10% with-drawal exception does not apply to a surrender of a contract);

3. Automatic withdrawals, not in excess of 10% of the purchase payments during a contract year, made by non-trustee contractowners who are at least 59 1/2;

4. A surrender of a contract or withdrawal of contract value as a result of the annuitant's permanent and total disability [as defined in Section 22(e)(3) of the tax code], after the effective date of the contract and before the annuitant's 65th birthday.

5. When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;

6. A surrender of a contract or withdrawal of contract value of a contract is-
   sued to employees and regis     -
  tered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or The Capital Group, Inc. or their affiliated or man-aged companies (based upon the contractowner's status at the time the con-tract was purchased); and

7. A surrender of the contract as a result of the death of the contractowner, sole joint owner, pre-designated joint owner or annuitant. However, the surrender charge is not waived upon the death of a non pre-designated joint owner.

8. Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.

9. Periodic payments made under any annuity payout option made available by Lincoln Life.

10. Regular income payments made under any Income4Life Solution option.

For purposes of calculating the surrender charge on withdrawals on contracts where the contractowner is not a Charitable Remainder Trust, Lincoln Life as-sumes that:

 a. the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

 b. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the fol-lowing order:

  1. from purchase payments (on a FIFO basis) until exhausted; then

  2. from earnings.

 c. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the fol-lowing order:

  1. from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2. from earnings until exhausted; then

  3. from purchase payments (on a FIFO basis) to which a surrender charge still applies.

In some states, paragraph c. does not apply and paragraph b. continues to ap-ply after the 7th anniversary of the contract.

In most states, for purposes of calculating the surrender charge on withdraw-als on contracts where the contractowner is a Charitable Remainder Trust, Lin-coln Life assumes that:

 a. the free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

 b. Any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

  1. from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  2. from earnings until exhausted; then

  3. from purchase payments (on a FIFO basis) to which a surrender charge still applies.

The surrender charge is calculated separately for each contract year's pur-chase payments to which a charge applies. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes gen-erally depend upon the law of your state of residence. The tax ranges from zero to 5.0%.

Other charges and deductions

Charges may also be imposed during the regular income and annuity payout peri-od. See Income4Life Solutions (IRA) and (Non-Qualified) and Annuity Payouts.

There are additional deductions from and expenses paid out of the assets of the underlying series that are described in the Prospectus for the series.

Additional information
The administrative and surrender charges described previously may be reduced or eliminated for any particular contract. However, these charges will be re-duced only to the extent that we anticipate lower distribution and/or adminis-trative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of administrative and surrender charges applicable to a par-ticular contract will be stated in that contract.

The contracts

Purchase of contracts
If you wish to purchase a contract, you must apply for it through a sales rep-resentative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a con-tract is prepared and executed by our legally authorized officers. The con-tract is then sent to you through your sales representative. See Distribution of the contracts.

If a completed application and all other information necessary for processing a purchase order are received, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be com-pleted within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is com-plete, the initial purchase payment must be priced within two business days.

Who can invest?
To apply for a contract, you must be of legal age in a state where the con-tracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. The an-nuitant cannot be older than age 85 (or older than age 80 in Pennsylvania).

Purchase payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $1,500 for nonqualified contracts and Section 403(b) transfers/rollovers; and $300 for qualified contracts. The minimum annual amount for additional purchase pay-ments is $300 for nonqualified and qualified contracts, with a minimum of $25 per payment. Purchase payments in total may not exceed $2 million for each an-nuitant without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $300. Payments may be resumed at any time until the annuity commencement date, the surrender of the contract, the maturity date, or the payment of any death benefit, whichever comes first.

Lincoln Life reserves the right to limit purchase payments made to the con-tract.

Valuation date

Accumulation and annuity units will be valued once daily at the close of trad-ing (normally, 4:00 p.m., New York time) on each day the NYSE is open (valua-tion date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments

Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of the class of its corresponding fund of the series, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. Upon allocation to a subaccount, purchase payments are con-verted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at the home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valua-tion date. The number of accumulation units determined in this way shall not be changed by any subsequent change in the value of an accumulation unit. How-ever, the dollar value of an accumulation unit will vary depending not only upon how well the investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the VAA. The accumulation unit value for each subaccount was or will be es-tablished at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at the end of the valuation period and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valua-tion period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charge imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge multiplied by the number of calen-dar days in the valuation period. Because a different daily charge is imposed for contracts with the EGMDB than for those without, each of the two types of contracts will have different corresponding accumulation unit values on any given day.

Transfers between subaccounts on or before the annuity commencement date
You may transfer all or a portion of your investment from one subaccount to an-other. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values as of the valuation date we receive your request provided that your request is received by 4 p.m. New York time. If your request is received after 4 p.m. New York time, the transfer will be done using the accumulation unit values as of the next valuation date.

Transfers between subaccounts are restricted to six times (within and/or be-tween the variable and fixed accounts) every contract year. We reserve the right to waive this six-time limit. This limit does not apply to transfers made under a dollar cost averaging, portfolio rebalancing or cross-reinvestment pro-gram elected on forms available from us (See Additional services and the SAI for more information about these programs). The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer may be made to our home office using written, telephone or elec-tronic instructions, if the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the contractowner a Personal Identifica-tion Number (PIN) to serve as identification. We will not be liable for follow-ing telephone instructions we reasonably believe are genuine. Telephone re-quests may be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your serv-ice provider's, or your agent's, can experience outages or slowdowns for a va-riety of reasons. These outages or slowdowns may delay or prevent our process-ing of your request. Although we have taken precautions to limit these problems at Lincoln, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our customer service center before the end of the valuation date (normally 4:00 p.m. New York time).

When thinking about a transfer of contract value, you should consider the in-herent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

This contract is not designed for professional market timing organizations or other entities using frequent transfers. Repeated patterns of frequent trans-fers are disruptive to the operation of the subaccounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to per-mit such transfers.

Transfers may be delayed as permitted by the 1940 Act.

Transfers to and from the General Account on or before the annuity commencement date

You may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract. The minimum amount which can be transferred to the fixed side is $300 or the total amount in the subaccount, if less than $300. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side.

You may also transfer all or any part of the contract value from the fixed side of your contract to the various subaccount(s) subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12 month period; (2) the minimum amount which can be transferred is $300 or the amount in the fixed account; and
(3) a transfer cannot be made during the first 30 days after the issue date of the contract.

These transfers cannot be elected more than six times (within and/or between the variable and fixed accounts) every contract year. We reserve the right to waive these restrictions. These restrictions do not apply to transfers made un-der a dollar cost averaging, portfolio rebalancing or cross-reinvestment pro-gram elected on forms available from us (See Additional services and the SAI for more information about these programs).

Transfers after the annuity commencement date

If you select an Income4Life Solution option, your transfer rights and restric-tions are the same as they were on or before the annuity commencement date.

If you do not select an Income4Life Solution option, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, no transfers are allowed from the fixed side of the contract to the subaccounts.

Additional Services

There are four additional services available to you at no extra charge under your contract: dollar-cost averaging (DCA), automatic withdrawal service
(AWS), cross-reinvestment service and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us. For further detailed informa-tion on these services, please see Additional services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed ac-count or certain variable subaccounts into the variable subaccounts on a monthly basis.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your total contract deposit.

The cross-reinvestment service allows you to automatically transfer the ac-count value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Death benefit before the annuity commencement date
You may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to re-quest that you send us the contract for endorsement of a change of beneficia-ry.

The contractowner may pre-select an annuity payout option as a method of pay-ing the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

In addition to paying a death benefit when the annuitant dies, we will also pay a death benefit when the contractowner, sole joint owner, or pre-desig-nated joint owner dies before the annuity commencement date. This death bene-fit equals the greater of: (1) the GMDB or, if elected, the EGMDB; or (2) the current value of the contract as of the day we approve the claim for payment.

If the contract has more than one joint owner, this death benefit will only be paid on the death of the pre-designated joint owner. The contractowner may make this pre-designation to us in writing. If the contractowner does not make this designation, the youngest joint owner will be the pre-designated joint owner. Only the cash surrender value will be paid upon the death of a non-pre-designated joint owner.

To summarize, the death benefit will be paid as follows:

  If the annuitant dies, the death benefit will be paid to the beneficiary.

  If the contractowner dies, we will pay a death benefit to the contingent owner, if any, otherwise to the annuitant.

  It the contractowner or joint owner dies, payment of either the death bene-fit or the cash surrender value will be paid to the remaining contractowner or joint owners equally.

  If the contractowner or joint owner is also the annuitant, the death bene-fit will be paid to the beneficiary.

Death benefits are taxable. See Federal tax matters.

A surrender charge does not apply to a surrender of the contract as a result of the death of a contractowner, sole joint owner, pre-designated joint owner or annuitant. If there are two or more joint owners, the surrender charge is waived only on the death of the pre-designated joint owner.

If the surviving spouse elects to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death bene-fit that would have been payable (if the contract had not been continued) and that exceeds the current contract value will be credited to the contract. This feature will only apply one time for each contract.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. Approval of payment will occur upon re-ceipt of: (1) Proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; (2) Written authoriza-tion for payment; and (3) Our receipt of all required claim forms, fully com-pleted (including selection of a settlement option). If the beneficiary is a minor, court documents appointing the guardian/custodian must be submitted.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.

Unless the contractowner has already selected a settlement option, the benefi-ciary must choose the method of payment of the death benefit. The death bene-fit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins re-ceiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending be-yond the beneficiary's life expectancy.

The GMDB is equal to the sum of all purchase payments plus any attributable gain, minus any withdrawals, partial annuitizations and premium taxes in-curred. We determine the attributable gain separately for each contract year on its seventh anniversary (once its surrender charge period has expired). The attributable gain consists of the earnings on a contract year's net purchase payment(s) [purchase payment(s) minus any withdrawals and partial annuitizations, applied on a first-in-first-out basis] as of the valuation date just before its seventh anniversary. This amount will then be included in the GMDB calculation.

If contract conditions are met, the GMDB will be increased automatically by us according to the prescribed formula based upon the contract's internal rate of return. For this to occur, the contractowner, sole joint owner, pre-designated joint owner or the annuitant, as of the seventh anniversary of each eligible contract year, must still be living and must be less than 81 years of age. The GMDB will terminate once you elect an Income4Life Solution option. For more information about GMDB calculations, please refer to the SAI.

The EGMDB is an alternative to the GMDB for owners of nonqualified contracts or contracts used under an IRA plan. Under the EGMDB, the death benefit pay-able is the amount equal to the greater of: (1) contract value as of the day on which Lincoln Life approves the payment of the claim; or (2) the highest contract value which the contract attains on any policy anniversary date (in-cluding the inception date) from the time the EGMDB takes effect up to and in-cluding the the contractowner, sole joint owner, pre-designated joint owner or annuitant's age up to and including 80. The highest contract value so deter-mined is then increased by purchase payments and decreased by partial with-drawals, partial annuitizations and any premium taxes made, effected or in-curred subsequent to the anniversary date on which the highest contract value is obtained.

If you elect the EGMDB, the benefit will begin as of the valuation date we re-ceive the request and we will begin deducting the charge for the EGMDB as of that date. If we receive an election for this benefit on a policy anniversary date, the EGMDB will take effect and we will begin deducting the charge for the benefit at the valuation time on that date.

If you elect the EGMDB, you may discontinue the benefit at any time by com-pleting the Enchanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to Lincoln Life. The benefit will be discontinued effective at the valuation time on the next policy anniversary date after we receive the re-quest, and we will cease deducting the charge for the benefit as of that date. If the benefit is discontinued on the policy anniversary date, the benefit and the charge will terminate at the valuation time on that date. If you discon-tinue the benefit, it cannot be reinstated. If you do not elect the EGMDB or you discontinue the benefit after electing it, the GMDB will apply instead and will determine what death benefit is payable. The EGMDB (and GMDB) will termi-nate once you elect an Income4Life Solution option.

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump-sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump-sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60-day period, a lump-sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act of 1940.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.


Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of the contract value upon your written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity payout option you select.

The amount available upon surrender/withdrawal is the cash surrender value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the General Account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $300. Unless prohibited, surrender/ withdrawal pay-ments will be mailed within seven days after we receive a valid written re-quest at the home office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with the surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. See Charges and other deductions.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal tax matters.

Special restrictions on surrenders/withdrawals apply if your contract is pur-chased as part of a retirement plan of a public school system or 501(c)(3) or-ganization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) pro-hibits a withdrawal from a 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 59 1/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn). Pre-1989 contribu-tions and earnings through December 31, 1988, are not subject to the previ-ously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to the restrictions.

Lincoln Life reserves the right to surrender this contract if any withdrawal reduces the total contract value to a level at which this contract may be sur-rendered in accordance with applicable law for individual deferred annuities.

Participants in the Texas Optional Retirement Program should refer to Restric-tions under the Texas Optional Retirement Program, later in this Prospectus booklet.

Income4Life Solution for IRA Contracts

The Income4Life Solution for IRA Contracts provides you variable, periodic regular income payments. This option, when available in your state, is subject to a charge, computed daily equal to an annual rate, of 1.65%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

The Income4Life Solution is only available for IRA and Roth IRA contracts (ex-cluding SEP and SARSEP markets) with a contract value of $50,000 or more and only if the annuitant is age 59 1/2 or older at the time the option is elect-ed. You may elect the Income4Life Solution at the time of application or at any time before the annuity commencement date by sending a written request to our home office. If you make additional purchase payments, an option to start a new program under the Income4Life Solution may be provided. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Any prior death benefit election (i.e. GMDB or EGMDB) will terminate once you elect the Income4Life Solution.

Please refer to Federal tax matters for a discussion of the tax consequences of distributions from qualified retirement plans.

If an Income4Life Solution is selected, the applicable transfer provisions among subaccounts will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. See The contracts.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts for a more detailed explanation.

Regular Income. The Income4Life Solution option provides for variable, peri-odic regular income payments during a defined period of time (the "Access Pe-riod"), and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed in-vestment rate of 4%. Subsequent regular income payments will be adjusted annu-ally with the performance of the subaccounts selected. For example, if net in-vestment performance for the year is 3% higher (annualized) than 4%, the regu-lar income payment for the next year will increase by approximately 3%. Con-versely, if actual net investment performance is 3% lower than the 4%, the regular income payment will decrease by approximately 3%. Regular income pay-ments are not subject to any surrender charges. See Charges and other deduc-tions.

Access Period. During the Access Period you select, you will be able to access your Account Value through withdrawals. We will establish the minimum (cur-rently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regu-lar income payments will be adjusted accordingly, and the Account Value re-maining at the end of the new Access Period will be applied to continue regu-lar income payments for your life.

Account Value. The initial Account Value is the contract value at the time you elect the Income4Life Solution. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses, and will be re-duced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any an-nuitant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Peri-od. We reduce the Account Value by the amount of the withdrawal, and all sub-sequent regular income payments will be reduced proportionately. See Federal tax matters--Tax treatment of qualified contracts. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the con-tract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. If there are joint annuitants and either annuitant dies during the Ac-cess Period, the Income4Life Solution will terminate. The surviving annuitant may start a new Income4Life Solution program. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise, there is no survivor benefit.

Delay of payments

Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (other than weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.

Reinvestment privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the ac-cumulation unit(s) on the next valuation date. This computation will occur fol-lowing receipt of the proceeds and request for reinvestment at the home office. You may utilize the reinvestment privilege only once. For tax reporting purpos-es, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be noti-fied in writing of any changes, modifications or waivers.

Commissions
The maximum commission which will be paid to dealers is equal to 4.0% of each purchase payment; plus an annual continuing commission equal to 0.25% of the value of contract purchase payments invested for at least 15 months; plus an annual persistency bonus equal to 0.40% of each contract year's increased GMDB (regardless of whether or not the EGMDB is in effect), paid over a period of eight years. At times, additional sales incentives (up to 0.30% of purchase payments and up to 0.05% of the contract value in the VAA while the EGMDB is in effect) may be provided to dealers maintaining certain sales volume levels. In addition, the equivalent of 4.0% of contract value can be paid to dealers upon annuitization. These commissions are not deducted from purchase payments or contract value; they are paid by us.

Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from purchase payments or contract value.

Ownership

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as per-mitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally as-signed. We assume no responsibility for the validity or effect of any assign-ment. Consult your tax adviser about the tax consequences of an assignment.

Joint/contingent ownership

If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, indepen-dently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about your contract should be directed to us at 1-800-942-5500.

Annuity payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified an-nuity plans [described in Section 403(a) of the tax code], including H.R.10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semiannual or annual in-stallments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available:

Annuity options
Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the annuitant would receive no payouts if he/she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity Guaranteed for Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts con-tinue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues dur-ing the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annu-itant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option fur-ther provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable annuity payouts) equal to the excess, if any, of: (a) the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus (b) the annuity units represented by each payout to the annuitant multi-plied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. Op-tions are only available to the extent they are consistent with the require-ments of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. A mortality and expense risk charge of 1.25% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk except for Income4Life Solution.

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date, less any applicable premium taxes;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state, please check with your investment representative. You must choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form pro-vided by Lincoln Life. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, rela-tive to the assumed rate. If the actual net investment rate (annualized) ex-ceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will in-crease more slowly than if a lower assumed rate was used. There is a more com-plete explanation of this calculation in the SAI.

Income4Life Solution

(Non-Qualified Annuity Contracts ONLY)

We also offer a variable annuity payout option for Non-qualified Contracts. The Income4Life Solution, when available in your state, is subject to a charge, computed daily which is equal to an annual rate of 1.65%. The charge will begin fourteen days prior to the date the initial regular income payment is due based on the contractowners election.

If your contract value is at least $50,000, you may elect the Income4Life Solu-tion at the time of application or at any time before the annuity commencement date by sending a written request to our home office. Additional purchase pay-ments will not be accepted after Income4Life is elected. There is no guarantee that Income4Life will be available in the future as we reserve the right to discontinue this option at any time.

Assumed interest rates of 3%, 4%, 5% and 6% may be available. See Annuity payouts--Variable annuity payouts above for a more detailed explanation. De-pending on state availability, under this Income4Life Solution option you may change your assumed interest rate once a year after your regular income pay-ments begin.

Regular Income. The Income4Life Solution provides for variable, periodic regu-lar income payments during a defined period of time (the "Access Period") and after the Access Period for as long as an annuitant is living. We determine the initial regular income payment based in part on the assumed investment rate of 4%. Other assumed investment rates may be available in your state. Each subse-quent regular income payment will be adjusted up or down with the performance of the subaccounts selected. For example, if net investment performance for the year is 3% higher (annualized) than the assumed investment rate of 4%, the reg-ular income payment will increase by approximately 3%. Conversely, if actual net investment performance is 3% lower than 4%, the regular income payment will decrease by approximately 3%. Regular income payments are not subject to any surrender charges. See Federal tax matters--Taxation of annuity payouts.

Access Period. During the Access Period you select, you will be able to access your Account Value (as defined below) through withdrawals. We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect the Income4Life Solution. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. During the Access Period, and subject to rules in effect at that time, you may extend or shorten the Access Period by sending us notice. If you do, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life.

Account Value. The initial Account Value is the contract value on Valuation Date the Income4Life Solution is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/ decreased by any investment gains/losses, and will be reduced by regular income payments made and any withdrawals taken.

After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero. Regular income payments will continue for as long as any annu-itant is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in.

Withdrawals. You may request a withdrawal at any time during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced proportionately. See Federal tax mat-ters--Taxation of withdrawals and surrenders. Withdrawals are subject to any applicable surrender charges, except when amounts may be withdrawn free of sur-render charges. See Charges and other deductions.

Surrender. At any time during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the con-tract terminates and no further regular income payments will be made.

Survivor Benefit. During the Access Period the survivor benefit is the Account Value. Following the Access Period, the survivor benefit will be the remaining guaranteed regular income payments, if any; otherwise there is no survivor ben-efit.

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


General information

The GMDB and the EGMDB are not available after the annuity commencement date. The annuity commencement date is usually on or before the annuitant's 90th birthday. You may change the annuity commencement date, change the annuity op-tion or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, vari-able or combination fixed and variable basis, in proportion to the account al-locations at the time of annuitization) except when a joint life payout is re-quired by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or sur-viving annuitant's death in case of a joint life annuity) will be paid to your beneficiary as payouts become due.

Federal tax matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by the individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract value among subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract pro-vide for amortization, through annuity payouts, of the contract's purchase pay-ments and earnings. If annuity payouts under the contract begin or are sched-uled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxable on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value un-til there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive extends your purchase payments. In certain circum-stances, your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

 . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as withdrawal.

 . Death after the annuity commencement date--

 . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdraw-als, surrenders or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to re-flect the amount included in income.

Charges for a contract's death benefit

Your contract may have an EGMDB, for which you pay a charge. It is possible that the tax law may treat all or a portion of the EGMDB charge as a contract withdrawal.

Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans").

Section 403(b) business will normally be accepted only for purchase payments qualifying as a 403(b) lump sum transfer or rollover. We may issue a contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.
 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.
 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are sub-ject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may or may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is in-cluded in income since a deduction or exclusion from income was taken for pur-chase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

The IRS has issued new proposed regulations effective January 1, 2002 concern-ing required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a mini-mum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qual-ified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary de-pending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the annuitant reaches age 59 1/2, . received on or after the annuitant's death or because of the annuitant's dis-
  ability (as defined in the tax law),
 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific re-quirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qual-ified plans by means of a rollover or transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suf-fer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should always be con-sulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the recipi-ent with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Death Benefits and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the EGMDB from being provided under the contracts when we issue the contract as Traditional IRAs or Roth IRAs. However, the law is unclear and it is possible that the presence of the EGMDB under a contract issued as a Traditional IRA or Roth IRA could result in increased taxes to you.

Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or be-fore the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal in-come taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in law
The above discussion is based on the tax code, IRS regulations and interpreta-tions existing on the date of this Prospectus. However, Congress, The IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the series shares held in the VAA at meetings of the shareholders of the series. The voting will be done according to the in-structions of contractowners who have interests in any subaccounts which invest in funds of the series. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we de-termine that we are permitted to vote the series shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by ap-plying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. After the annuity commencement date, the votes at-tributable to a contract will decrease.

Series shares of a class held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting in-structions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholder's meeting is called, each person having a voting inter-est in a subaccount will receive proxy voting material, reports and other mate-rials relating to the series. Since the series engages in shared funding, other persons or entities beside Lincoln Life may vote series shares. See Sale of fund shares by the series.

Distribution of the contracts

American Funds Distributors, Inc. (AFD), 333 South Hope Street, Los Angeles, Ca 90071, is the distributor and principal underwriter of the contracts. They will be sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with AFD and have been licensed by state insurance departments to represent us. AFD is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). Lincoln Life will offer contracts in all states where it is licensed to do business.

Return privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage pre-paid, to the home office at P.O. Box 2348, 1300 South Clinton Street, Fort Wayne, Indiana, 46801. A con-tract canceled under this provision will be void. With respect to the fixed portion of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the con-tract value as of the date of receipt of the cancellation, plus any contract maintenance and administrative fees and any premium taxes which had been de-ducted. No contingent deferred sales charge will be assessed. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the purchase payment(s).

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana In-surance Department at all times. A full examination of our operations is con-ducted by that Department at least every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits partici-pants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:

1. Termination of employment in all institutions of higher education as defined in Texas law;

2. Retirement; or

3. Death.

Accordingly, participants in the ORP will be required to obtain a certificate of termination from their employer(s) before accounts can be redeemed.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services, to the VAA. We will mail to you, at your last known address of record at the home office, at least semiannually after the first contract year, reports containing informa-tion required by the 1940 Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further informa-tion about the VAA, Lincoln Life and the contracts offered. Statements in this Prospectus about the content of contracts and other legal instruments are sum-maries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our adver-tisements. Companies that belong to IMSA subscribe to a set of ethical stan-dards covering the various aspects of sales and services for individually sold life insurance and annuities.

Special arrangements

At times, Lincoln Life may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts pur-chased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has also reached an agreement in principle to resolve its poten-tial liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lin-coln Life.

Statement of additional
information table of
contents for
Separate Account E

Item                                  Page
------------------------------------------
General information and history of
Lincoln Life                          B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

For a free copy of the SAI please see page one of this booklet.

Item                                  Page
------------------------------------------
Annuity payouts                       B-2
------------------------------------------
Automatic increase in the guaranteed
minimum death benefit                 B-4
------------------------------------------
Additional services                   B-5
------------------------------------------
Other information                     B-5
------------------------------------------
Financial statements                  B-6
------------------------------------------

The American Legacy

Lincoln National
Variable Annuity Account E (Registrant)

Lincoln National
Life Insurance Co. (Depositor)

Statement of additional information (SAI)

This SAI should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Account E dated May 1, 2001. You may obtain a copy of the Ac-count E Prospectus on request and without charge. Please write American Legacy Customer Service, Lincoln National Life Insurance Co., P.O. Box 2348, Fort Wayne, Indiana 46801 or call 1-800-942-5500.

Table of contents

                                      Page
------------------------------------------
General information and history of
Lincoln Life                          B-2
------------------------------------------
Special terms                         B-2
------------------------------------------
Services                              B-2
------------------------------------------
Principal underwriter                 B-2
------------------------------------------
Purchase of securities being offered  B-2
------------------------------------------

                                      Page
                                         -
Annuity payouts                       B-2
                                         -
Automatic increase in the guaranteed
minimum death benefit                 B-4
                                         -
Additional services                   B-5
                                         -
Other information                     B-5
                                         -
Financial statements                  B-6
                                         -

This SAI is not a Prospectus.

The date of this SAI is May 1, 2001.

General information and history of Lincoln National Life Insurance Co. (Lincoln Life)

The prior Depositor of the Account, Lincoln National Pension Insurance Compa-ny, was merged into Lincoln Life, effective January 1, 1989. Lincoln Life, or-ganized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of annuities and life insurance contracts, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance holding company domiciled in In-diana.

Special terms

The special terms used in this SAI are the ones defined in the Prospectus. In connection with the term, valuation date, the NYSE is currently closed on weekends and on these holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of these holidays occurs on a week-end day, the Exchange may also be closed on the business day occurring just before or just after the holiday.

Services

Independent auditors
The financial statements of the variable annuity account (VAA) and the statu-tory-basis financial statements of Lincoln Life appearing in this SAI and Reg-istration Statement have been audited by Ernst & Young LLP, independent audi-tors, as set forth in their reports which also appear elsewhere in this docu-ment and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their re-ports given on their authority as experts in accounting and auditing.

Keeper of records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life or by third parties re-sponsible to Lincoln Life. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by Lincoln Life for this service.

Principal underwriter

Lincoln Life has contracted with American Funds Distributors, Inc. (AFD), 333 South Hope St., Los Angeles, California 90071, a licensed broker-dealer, to distribute the contracts through certain legally authorized sales persons and organizations (brokers). AFD and its brokers are compensated under a standard compensation schedule.

Purchase of securities being offered

The contracts are no longer being offered. Although there are no special pur-chase plans for any class of prospectus buyers, the contingent deferred sales charge normally assessed upon surrender or withdrawal of contract value will be waived for officers, directors or bona fide full time employees of the LNC, the Capital Group, Inc., their affiliated or managed companies and certain other persons. See Charges and other deductions in the Prospectus.

Both before and after the annuity commencement date, there are exchange privi-leges between subaccounts, and from the VAA to the General Account, subject to restrictions set out in the Prospectus. See The contracts, in the Prospectus. No exchanges are permitted between the VAA and other separate accounts.

Annuity payouts

Variable annuity payouts
Variable annuity payouts will be determined on the basis of: (1) the dollar value of the contract before the annuity commencement date; (2) the annuity tables contained in the contract; (3) the type of annuity option selected; and
(4) the investment results of the fund(s) selected. In order to determine the amount of variable annuity payouts, Lincoln Life makes the following calcula-tion: first, it determines the dollar amount of the first payout; second, it credits the contract with a fixed number of annuity units based on the amount of the first payout; and third, it calculates the value of the annuity units each period thereafter. These steps are explained as follows.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the con-tract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity pay-out will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables, modified, with an assumed in-vestment return at the rate of 4% per annum. The first annuity payout is de-termined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The 4% interest rate stated above is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds 4%, the payout will in-crease at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 4%, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in contracts that are not as-sociated with employer sponsored plans and where not prohibited by law.

At the annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent annuity payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appro-priate annuity unit value for the valuation date ending 14 days before the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immedi-ately preceding valuation date by the product of:

a. The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and

b. A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days before the payout date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Income4Life Solution options for Non-qualified contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on the valuation date 14 days prior to the initial regu-lar income date, less any applicable premium taxes, and each regular income payment date thereafter; (2) the annuity factor for the Income4Life Solution option selected; and (3) the investment results of the fixed and/or variable sub-accounts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed in-vestment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of the valuation date 14 days prior to the initial regular income payment date, less any premium taxes, by 1,000 and multiplying this result by the Income4Life Solution annuity factor for the option selected.

The annuity factors vary according to the Income4Life Solution option select-ed, the length of the liquidity period and the age and gender of the annuitant as of the date the initial regular income payment is calculated. The assumed interest rate is the measuring point for subsequent regular income payment. Each subsequent regular income payment will fluctuate, regardless of whether the account value is invested in fixed or variable sub-accounts.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slow-ly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period each subsequent regular income payment is deter-mined by dividing the account value as of the valuation date 14 days prior to the regular income payment due date by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. At the end of the liquidity period, the periodic regular income payment will purchase annu-ity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be calculated using annuity units as described in the Variable annuity payouts section above.

Income4Life Solution options for IRA contracts

Regular income payments will be determined on the basis of: (1) the dollar value of the contract on December 31 of the year prior to the initial regular income payment and each subsequent regular income payment; (2) the annuity fac-tor for the Income4Life Solution option selected; and (3) the investment re-sults of the fixed and/or variable sub-accounts selected.

Income4Life Solution annuity factors are based, when applicable, on the 1983 Table "A" Individual Annuity Mortality Table, modified, with an assumed invest-ment return of at the rate of either 3%, 4%, 5% or 6% per annum.

The initial regular income payment is determined by dividing the contract value as of December 31 of the year prior to the initial regular income payment date by 1,000 and multiplying this result by the Income4Life Solution annuity factor for the option selected.

The annuity factor will vary according to the Income4Life Solution option se-lected, the length of the liquidity period and the age and gender of the annui-tant as of the date the initial regular income payment is calculated. The as-sumed interest rate is the measuring point for subsequent regular income pay-ment. Regular income payments will be adjusted at the beginning of each calen-dar year during the liquidity period, regardless of whether the account value is invested in fixed or variable sub-accounts. After the liquidity period each subsequent regular income payment will be adjusted.

If the actual net investment rate (annualized) for the contract, whether based upon a fixed and/or variable sub-accounts, exceeds the assumed rate, the regu-lar income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment rate for the contract is less than the assumed rate, the regular income payment will decrease. If a higher assumed rate of interest is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Lincoln Life may use sex-distinct annuity factors for contracts that are not associated with employer sponsored plans and where not prohibited by law.

During the liquidity period, the first regular income payment made in the cal-endar year will be determined by dividing the account value as of December 31 of the year prior to the regular income payment by 1,000 and multiplying this result by the annuity factor adjusted for the remaining annuity period. Any regular income payments due in the same calendar year will be equal to the first regular income payment of the calendar year. This results in the regular income payment remaining level for a full calendar year and then adjusting at the beginning of the next calendar year.

At the end of the liquidity period, the periodic regular income payment will purchase annuity units at the then current annuity unit value.

Subsequent regular income payments made after the liquidity period will be cal-culated using annuity units as described in the Variable annuity payouts sec-tion above. This will result in the regular income payment then fluctuating with each subsequent regular income payment.

Proof of age, sex and survival
Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Automatic increase in the guaranteed minimum death benefit

Subject to the following terms and conditions, once a contract has been in force for a certain period, Lincoln Life will automatically increase the guar-anteed minimum death benefit (GMDB):

Lincoln Life will automatically increase the GMDB, separately for each contract year's purchase payment(s), effective upon the seventh anniversary of each eli-gible contract year in which those payments were made (as the contingent de-ferred sales charge expires on those payments).

The attributable gain (AG), used to increase the GMDB, will be calculated based on the contract value at the close of business on the last valuation date pre-ceding the seventh anniversary of the contract year for which the increase is made. The AG will be the amount which results from allocating the total appre-ciation in the contract to each contract year's purchase payments adjusted by withdrawals on a first-in-first out (FIFO) basis based on Lincoln Life's inter-nal rate of return (IRR) calculation (as described below).

If a single purchase payment was deposited or multiple deposits were made in the first contract year only, then, upon adjustment, the increased GMDB will be the contract value on the seventh contract anniversary. However, if contract value is less than net purchase payments, the GMDB will not be adjusted.

If purchase payments have been deposited in multiple contract years, then, upon adjustment, the increased GMDB will be the sum of all purchase payments plus any attributable gain, as calculated for each contract year which has reached its seventh anniversary, minus any with-drawals, partial annuitizations and premium taxes incurred.

The IRR is the level compound rate of return, calculated by Lincoln Life, at which purchase payments less withdrawals will accumulate to the contract value on the contract anniversary beginning with the seventh anniversary. The appli-cation of the IRR methodology to any particular contract year could allocate gain, if any, in a manner which does not precisely correlate with the con-tract's actual investment experience for a particular contract year or subaccount. The calculation of the IRR assumes all purchase payments and with-drawals occur at the beginning of the contract year in which they were made. Once the IRR has been determined, the gain attributable to each contract year is calculated by applying the IRR to the purchase payments, less any withdraw-als applied on a FIFO basis.

Additional services

Dollar cost averaging (DCA). You may systematically transfer on a monthly ba-sis amounts from the DCA Fixed Account or certain variable subaccounts into the variable subaccounts or the fixed side of the contract. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500.00 over any period between six and 60 months. Once elected, the program will remain in effect un-til the earlier of: (1) the annuity commencement date; (2) the value of the amount being DCA'd is depleted; or (3) you cancel the program by written re-quest or by telephone if we have your telephone authorization on file. Cur-rently, there is no charge for this service. However, we reserve the right to impose one. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS). AWS provides an automatic, periodic with-drawal of contract value to you. AWS may take place on either a monthly, quar-terly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to our home office. The minimum contract value required to establish AWS is $10,000. You may can-cel or make changes to your AWS program at any time by sending a written re-quest to our home office. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the pro-gram, any withdrawal must be permitted by Section 401(a)(9) of the code for qualified plans or permitted under Section 72 for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. We reserve the right to discontinue this program at any time.

Cross-reinvestment service. Under this option, account value in a designated subaccount or the fixed side of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) or the fixed side of the contract at specific intervals. You may elect to par-ticipate in cross-reinvestment at the time of application or at any time be-fore the annuity commencement date by sending a written request to our home office or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross-reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for pur-poses of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing. Portfolio Rebalancing is an option which, if elected by the contractowner, restores to a pre-determined level the percentage of con-tract value allocated to each variable account subaccount (e.g., 20% Money Market, 50% Growth, 30% International). This pre-determined level will be the allocation initially selected when the contract was purchased, unless subse-quently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to Lincoln Life or by telephone if we have your telephone authorization on file.

If portfolio rebalancing is elected, all purchase payments allocated to the variable account subaccounts must be subject to portfolio rebalancing.

Portfolio rebalancing may take place on either a monthly, quarterly, semi-an-nual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable account subaccount transfers ex-ecuted outside of the portfolio rebalancing option will terminate the portfo-lio rebalancing option. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable account subaccount may also cause termination of the portfolio rebalancing option. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing option or re-enroll at any time by writing or by calling if we have your telephone authorization on file Lincoln Life.

The portfolio rebalancing program is not available following the annuity com-mencement date. Currently, there is no charge for this service. However, we re-serve the right to impose one.

Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any materialconflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to re-place shares of any fund with another investment, that fund may have to liqui-date securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account E

Statement of assets and liability

December 31, 2000


                                                    AFIS Growth-
                                                    Income       AFIS Growth
                                     Combined       Subaccount   Subaccount
-----------------------------------------------------------------------------
Assets
 Investments at Market--Unaffiliated
  (Cost $747,620,172)                $1,055,182,522 $426,044,415 $455,138,616
------------------------------------ -------------- ------------ ------------
Total Assets                          1,055,182,522  426,044,415  455,138,616
Liability--Payable to The Lincoln
 National Life Insurance Company            110,637       44,562       47,995
------------------------------------ -------------- ------------ ------------
NET ASSETS                           $1,055,071,885 $425,999,853 $455,090,621
------------------------------------ ============== ============ ============
Percent of net assets                       100.00%       40.38%       43.12%
------------------------------------ ============== ============ ============
Net assets are represented by:
 Legacy I without guaranteed minimum
  death benefit:
 . Units in accumulation period                       84,841,921   52,734,357
 . Annuity reserves units                                969,294      499,277
 . Unit value                                       $      4.371 $      7.597
                                                    ------------ ------------
 . Value in accumulation period                      370,820,363  400,646,109
 . Annuity reserves                                    4,236,514    3,793,230
 Legacy I with guaranteed minimum
  death benefit:
 . Units in accumulation period                       11,715,190    6,700,614
 . Unit value                                       $      4.348 $      7.559
                                                    ------------ ------------
 . Value in accumulation period                       50,942,976   50,651,282
                                                    ------------ ------------
NET ASSETS                                          $425,999,853 $455,090,621
------------------------------------                ============ ============




See accompanying notes.

                         AFIS U.S.
                         Government/                                                  AFIS Global
 AFIS Asset  AFIS High-  AAA-Rated   AFIS Cash   AFIS                     AFIS Global Small          AFIS New
 Allocation  Yield Bond  Securities  Management  International AFIS Bond  Growth      Capitalization World
 Subaccount  Subaccount  Subaccount  Subaccount  Subaccount    Subaccount Subaccount  Subaccount     Subaccount
-------------------------------------------------------------------------------------------------------------------
 $16,432,920 $30,255,415 $25,800,043 $11,340,990  $60,923,174  $3,897,012 $14,104,314   $8,724,294   $2,521,329
 ----------- ----------- ----------- -----------  -----------  ---------- -----------   ----------   ----------
  16,432,920  30,255,415  25,800,043  11,340,990   60,923,174   3,897,012  14,104,314    8,724,294    2,521,329
       1,710       3,141       2,676       1,199        6,316         402       1,461          911          264
 ----------- ----------- ----------- -----------  -----------  ---------- -----------   ----------   ----------
 $16,431,210 $30,252,274 $25,797,367 $11,339,791  $60,916,858  $3,896,610 $14,102,853   $8,723,383   $2,521,065
 =========== =========== =========== ===========  ===========  ========== ===========   ==========   ==========
       1.56%       2.87%       2.45%       1.07%        5.77%       0.37%       1.34%        0.83%        0.24%
 =========== =========== =========== ===========  ===========  ========== ===========   ==========   ==========
   7,059,694   9,926,744  10,874,908   5,086,708   24,081,335   2,993,803   6,969,458    4,898,590    2,131,935
      75,438      43,490     118,195      29,646      325,298      14,283      75,165       47,758           --
 $     2.099 $     2.695 $     2.155 $     1.756  $     2.243  $    1.237 $     1.849   $    1.589   $    1.017
 ----------- ----------- ----------- -----------  -----------  ---------- -----------   ----------   ----------
  14,821,329  26,756,416  23,440,588   8,933,809   54,023,668   3,703,233  12,889,495    7,784,418    2,169,019
     158,376     117,222     254,765      52,068      729,769      17,667     139,012       75,893           --
     695,009   1,260,116     980,373   1,347,403    2,761,673     142,820     583,991      545,307      346,840
 $     2.088 $     2.681 $     2.144 $     1.747  $     2.232  $    1.230 $     1.840   $    1.583   $    1.015
 ----------- ----------- ----------- -----------  -----------  ---------- -----------   ----------   ----------
   1,451,505   3,378,636   2,102,014   2,353,914    6,163,421     175,710   1,074,346      863,072      352,046
 ----------- ----------- ----------- -----------  -----------  ---------- -----------   ----------   ----------
 $16,431,210 $30,252,274 $25,797,367 $11,339,791  $60,916,858  $3,896,610 $14,102,853   $8,723,383   $2,521,065
 =========== =========== =========== ===========  ===========  ========== ===========   ==========   ==========

Lincoln National Variable Annuity Account E

Statement of operations

Year Ended December 31, 2000


                                                     AFIS
                                                     Growth-
                                                     Income       AFIS Growth
                                       Combined      Subaccount   Subaccount
------------------------------------------------------------------------------
Net Investment Income (loss):
 . Dividends from investment income    $  1,607,217  $   825,612  $    13,438
 . Dividends from net realized gains
   on investments                        11,607,314    6,525,001    3,292,344
 . Mortality and expense guarantees:
  Legacy I without guaranteed minimum
   death benefit                        (13,211,818)  (4,958,101)  (5,854,485)
  Legacy I with guaranteed minimum
   death benefit                         (1,381,518)    (531,161)    (630,245)
-------------------------------------  ------------  -----------  -----------
NET INVESTMENT INCOME (LOSS)             (1,378,805)   1,861,351   (3,178,948)
-------------------------------------
Net Realized and Unrealized Gain
 (Loss) on Investments:
 . Net realized gain (loss) on
   investments                           50,314,510   13,043,312   31,014,974
 . Net change in unrealized
   appreciation or depreciation on
   investments                          (24,842,262)  13,221,201   (8,883,074)
-------------------------------------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                   25,472,248   26,264,513   22,131,900
-------------------------------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS             $ 24,093,443  $28,125,864  $18,952,952
-------------------------------------  ============  ===========  ===========




See accompanying notes.

                          AFIS U.S.
             AFIS         Government/                                                  AFIS Global
 AFIS Asset  High-Yield   AAA-Rated   AFIS Cash  AFIS                     AFIS Global  Small          AFIS New
 Allocation  Bond         Securities  Management International AFIS Bond  Growth       Capitalization World
 Subaccount  Subaccount   Subaccount  Subaccount Subaccount    Subaccount Subaccount   Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------
 $  64,696   $   329,646  $  146,297  $  68,657  $     38,150  $ 25,142   $    16,594  $    30,343    $  48,642
        --            --          --         --     1,361,439        --       153,185      211,082       64,263
  (203,180)     (402,916)   (302,952)  (145,852)     (945,683)  (46,872)     (194,659)    (127,294)     (29,824)
   (16,202)      (40,594)    (22,942)   (27,472)      (79,529)   (1,924)      (15,477)     (11,707)      (4,265)
 ---------   -----------  ----------  ---------  ------------  --------   -----------  -----------    ---------
  (154,686)     (113,864)   (179,597)  (104,667)      374,377   (23,654)      (40,357)     102,424       78,816
    89,135      (712,127)   (113,401)   270,085     5,704,991   (31,309)      652,086      407,473      (10,709)
   546,332      (638,011)  2,789,805    460,825   (24,880,559)  206,813    (4,244,216)  (2,904,047)    (517,331)
 ---------   -----------  ----------  ---------  ------------  --------   -----------  -----------    ---------
   635,467    (1,350,138)  2,676,404    730,910   (19,175,568)  175,504    (3,592,130)  (2,496,574)    (528,040)
 ---------   -----------  ----------  ---------  ------------  --------   -----------  -----------    ---------
 $ 480,781   $(1,464,002) $2,496,807  $ 626,243  $(18,801,191) $151,850   $(3,632,487) $(2,394,150)   $(449,224)
 =========   ===========  ==========  =========  ============  ========   ===========  ===========    =========

Lincoln National Variable Annuity Account E

Statements of changes in net assets

Years Ended December 31, 1999 and 2000

                                                  AFIS
                                                  Growth-
                                                  Income         AFIS Growth
                                  Combined        Subaccount     Subaccount
-------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1999     $1,006,330,969  $ 481,986,374  $ 344,464,206
Changes From Operations:
 . Net investment income             154,149,523     76,857,177     60,721,009
 . Net realized gain (loss) on
   investments                        50,578,309     22,299,906     24,579,682
 . Net change in unrealized
   appreciation or depreciation
   on investments                     68,218,314    (52,539,057)    92,616,958
--------------------------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                          272,946,146     46,618,026    177,917,649
Change From Unit Transactions:
 Accumulation Units:
 . Contract purchases                110,011,803     19,059,307     34,255,852
 . Terminated contracts and
   transfers to annuity reserves    (229,490,093)   (83,522,485)   (76,866,972)
--------------------------------  --------------  -------------  -------------
                                    (119,478,290)   (64,463,178)   (42,611,120)
Annuity Reserves:
 . Transfer from accumulation
   units and between subaccounts       1,544,242        694,159        212,566
 . Annuity payments                   (1,436,442)      (666,051)      (386,765)
 . Receipt of mortality
   guarantee adjustment                   45,469         15,895         21,706
--------------------------------  --------------  -------------  -------------
                                         153,269         44,003       (152,493)
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM UNIT
 TRANSACTIONS                       (119,325,021)   (64,419,175)   (42,763,613)
--------------------------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                              153,621,125    (17,801,149)   135,154,036
--------------------------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 1999    1,159,952,094    464,185,225    479,618,242
--------------------------------
Changes From Operations:
 . Net investment income (loss)       (1,378,805)     1,861,351     (3,178,948)
 . Net realized gain (loss) on
   investments                        50,314,510     13,043,312     31,014,974
 . Net change in unrealized
   appreciation or depreciation
   on investments                    (24,842,262)    13,221,201     (8,883,074)
--------------------------------  --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                           24,093,443     28,125,864     18,952,952
Change From Unit Transactions:
 Accumulation Units:
 . Contract purchases                182,667,889     45,579,109     72,276,625
 . Terminated contracts and
   transfers to annuity reserves    (312,070,552)  (112,176,810)  (115,909,602)
--------------------------------  --------------  -------------  -------------
                                    (129,402,663)   (66,597,701)   (43,632,977)
 Annuity Reserves:
 . Transfer from accumulation
   units and between subaccounts       2,347,676      1,088,248        778,877
 . Annuity payments                   (1,830,324)      (767,838)      (598,149)
 . Reimbursement of mortality
   guarantee adjustment                  (88,341)       (33,945)       (28,324)
--------------------------------  --------------  -------------  -------------
                                         429,011        286,465        152,404
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM UNIT
 TRANSACTIONS                       (128,973,652)   (66,311,236)   (43,480,573)
--------------------------------  --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                             (104,880,209)   (38,185,372)   (24,527,621)
--------------------------------  --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2000   $1,055,071,885  $ 425,999,853  $ 455,090,621
--------------------------------  ==============  =============  =============


See accompanying notes.

                           AFIS U.S.                                                            AFIS
AFIS         AFIS          Government/   AFIS                                      AFIS         Global
Asset        High-Yield    AAA-Rated     Cash          AFIS           AFIS         Global       Small          AFIS
Allocation   Bond          Securities    Management    International  Bond         Growth       Capitalization New World
Subaccount   Subaccount    Subaccount    Subaccount    Subaccount     Subaccount   Subaccount   Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------------------
$20,079,472  $ 46,518,176  $ 34,828,175  $ 12,241,967  $ 52,211,135   $ 4,393,137  $ 7,142,821   $ 2,465,506   $       --
  1,709,928     3,552,643     1,557,746       499,154     7,769,766       242,267      565,295       672,663        1,875
    387,143      (311,441)      (19,688)        9,524     2,832,191       (29,236)     588,552       240,296        1,380
   (894,434)   (1,339,838)   (2,131,713)       20,987    26,034,063      (152,290)   4,378,110     2,001,600      223,928
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
  1,202,637     1,901,364      (593,655)      529,665    36,636,020        60,741    5,531,957     2,914,559      227,183
  3,780,995     2,175,282     5,217,067    22,451,124    10,623,983     1,203,999    5,541,044     4,097,189    1,605,961
 (5,166,197)  (10,706,930)  (11,203,650)  (20,829,715)  (14,132,864)   (1,531,493)  (3,915,811)   (1,371,168)    (242,808)
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
 (1,385,202)   (8,531,648)   (5,986,583)    1,621,409    (3,508,881)     (327,494)   1,625,233     2,726,021    1,363,153
     99,422        38,270       139,181        36,076       279,529        19,135      (28,329)       54,233           --
    (78,295)      (70,737)      (73,344)       (6,644)      (58,974)      (38,267)     (57,365)           --           --
      1,517         1,602         2,573           159         1,216           442          359            --           --
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
     22,644       (30,865)       68,410        29,591       221,771       (18,690)     (85,335)       54,233           --
 (1,362,558)   (8,562,513)   (5,918,173)    1,651,000    (3,287,110)     (346,184)   1,539,898     2,780,254    1,363,153
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
   (159,921)   (6,661,149)   (6,511,828)    2,180,665    33,348,910      (285,443)   7,071,855     5,694,813    1,590,336
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
 19,919,551    39,857,027    28,316,347    14,422,632    85,560,045     4,107,694   14,214,676     8,160,319    1,590,336
   (154,686)     (113,864)     (179,597)     (104,667)      374,377       (23,654)     (40,357)      102,424       78,816
     89,135      (712,127)     (113,401)      270,085     5,704,991       (31,309)     652,086       407,473      (10,709)
    546,332      (638,011)    2,789,805       460,825   (24,880,559)      206,813   (4,244,216)   (2,904,047)    (517,331)
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
    480,781    (1,464,002)    2,496,807       626,243   (18,801,191)      151,850   (3,632,487)   (2,394,150)    (449,224)
  2,500,693     3,507,061     2,384,911    16,779,969    20,864,325       655,710    7,785,896     8,059,783    2,273,807
 (6,400,444)  (11,597,929)   (7,388,716)  (20,477,214)  (26,915,330)     (989,706)  (4,199,112)   (5,121,835)    (893,854)
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
 (3,899,751)   (8,090,868)   (5,003,805)   (3,697,245)   (6,051,005)     (333,996)   3,586,784     2,937,948    1,379,953
         --         9,218        63,819           435       368,188            --      (18,898)       57,789           --
    (64,834)      (53,235)      (68,468)      (12,128)     (156,925)      (28,585)     (41,990)      (38,172)          --
     (4,537)       (5,866)       (7,333)         (146)       (2,254)         (353)      (5,232)         (351)          --
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
    (69,371)      (49,883)      (11,982)      (11,839)      209,009       (28,938)     (66,120)       19,266           --
 (3,969,122)   (8,140,751)   (5,015,787)   (3,709,084)   (5,841,996)     (362,934)   3,520,664     2,957,214    1,379,953
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
 (3,488,341)   (9,604,753)   (2,518,980)   (3,082,841)  (24,643,187)     (211,084)    (111,823)      563,064      930,729
-----------  ------------  ------------  ------------  ------------   -----------  -----------   -----------   ----------
$16,431,210  $ 30,252,274  $ 25,797,367  $ 11,339,791  $ 60,916,858   $ 3,896,610  $14,102,853   $ 8,723,383   $2,521,065
===========  ============  ============  ============  ============   ===========  ===========   ===========   ==========

Lincoln National Variable Annuity Account E

Notes to financial statements

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln National Variable Annuity Account E (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of one product offering a guaranteed minimum death benefit (GMDB) rider option.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The Variable Account invests in the American Funds Insurance Series (AFIS) which consists of the following mutual funds: Growth-Income Fund, Growth Fund, Asset Allocation Fund, High-Yield Bond Fund, U.S. Government/AAA-Rated Securities Fund, Cash Management Fund, International Fund, Bond Fund, Global Growth Fund, Global Small Capitalization Fund and New World Fund (the Funds). AFIS is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

Lincoln National Variable Annuity Account E

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

 . Legacy I at a daily rate of .0034247% (1.25% on an annual basis)
 . Legacy I with GMDB at a daily rate of .00383561643% (1.40% on an annual basis)

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges were as follows during 2000:

Growth-Income subaccount                         $233,785
Growth subaccount                                 199,164
Asset Allocation subaccount                        10,111
High-Yield Bond subaccount                         22,341
U.S. Government/AAA-Rated Securities subaccount    15,007
Cash Management subaccount                         11,649
International subaccount                           34,198
Bond subaccount                                     2,273
Global Growth subaccount                            6,826
Global Small Capitalization subaccount              3,970
New World subaccount                                1,121
                                                 --------
                                                 $540,445
                                                 ========

Accordingly, the Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account E

3. Net Assets
The following is a summary of net assets owned at December 31, 2000.

                                                   AFIS Growth-
                                                   Income         AFIS Growth
                                   Combined        Subaccount     Subaccount
-------------------------------------------------------------------------------
Unit Transactions:
 Accumulation units                $ (147,024,638) $(103,104,333) $(73,852,110)
 Annuity reserves                       3,222,386      1,607,149       642,320
                                   --------------  -------------  ------------
                                     (143,802,252)  (101,497,184)  (73,209,790)
Accumulated net investment income     620,818,354    318,950,048   188,757,196
Accumulated net realized gain
 (loss) on investments                270,493,433    115,508,812   134,569,627
Net unrealized appreciation
 (depreciation) on investments        307,562,350     93,038,177   204,973,588
---------------------------------  --------------  -------------  ------------
                                   $1,055,071,885  $ 425,999,853  $455,090,621
                                   ==============  =============  ============

                           AFIS U.S.
                           Government/AAA-                                                    AFIS Global
AFIS Asset   AFIS High-    Rated           AFIS Cash    AFIS                      AFIS Global Small          AFIS New
Allocation   Yield Bond    Securities      Management   International AFIS Bond   Growth      Capitalization World
Subaccount   Subaccount    Subaccount      Subaccount   Subaccount    Subaccount  Subaccount  Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------------
$ 8,033,927  $(12,852,709)   $(9,616,495)  $  (905,870)  $20,367,302  $3,313,826  $10,940,523   $7,908,195   $2,743,106
     81,455        (2,980)       168,991        17,280       585,355      13,238       36,079       73,499           --
-----------  ------------    -----------   -----------   -----------  ----------  -----------   ----------   ----------
  8,115,382   (12,855,689)    (9,447,504)     (888,590)   20,952,657   3,327,064   10,976,602    7,981,694    2,743,106
  5,992,982    44,333,596     31,029,673    10,288,442    19,205,627     620,519      751,986      807,594       80,691
  1,236,396     1,929,851      2,621,250     1,520,182    11,249,333     (56,146)   1,294,859      628,598       (9,329)
  1,086,450    (3,155,484)     1,593,948       419,757     9,509,241       5,173    1,079,406     (694,503)    (293,403)
-----------  ------------    -----------   -----------   -----------  ----------  -----------   ----------   ----------
$16,431,210  $ 30,252,274    $25,797,367   $11,339,791   $60,916,858  $3,896,610  $14,102,853   $8,723,383   $2,521,065
===========  ============    ===========   ===========   ===========  ==========  ===========   ==========   ==========

Lincoln National Variable Annuity Account E

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                                Aggregate   Aggregate
                                                Cost of     Proceeds
                                                Purchases   from Sales
------------------------------------------------------------------------
AFIS Growth-Income Fund                         $10,080,298 $ 74,501,542
AFIS Growth Fund                                 17,082,980   63,710,878
AFIS Asset Allocation Fund                          857,963    4,980,741
AFIS High-Yield Bond Fund                           938,615    9,191,462
AFIS U.S. Government/AAA-Rated Securities Fund    1,162,308    6,355,995
AFIS Cash Management Fund                        12,690,379   16,503,438
AFIS International Fund                          11,755,256   17,219,485
AFIS Bond Fund                                      533,720      920,048
AFIS Global Growth Fund                           6,053,084    2,571,801
AFIS Global Small Capitalization Fund             6,574,301    3,514,029
AFIS New World Fund                               2,224,428      765,450
----------------------------------------------  ----------- ------------
                                                $69,953,332 $200,234,869
                                                =========== ============

5. Investments
The following is a summary of investments owned at December 31, 2000.

                                            Net
                                Shares      Asset  Value of       Cost of
                                Outstanding Value  Shares         Shares
------------------------------------------------------------------------------
AFIS Growth-Income Fund         12,093,228  $35.23 $  426,044,415 $333,006,238
AFIS Growth Fund                 6,190,678   73.52    455,138,616  250,165,028
AFIS Asset Allocation Fund       1,046,017   15.71     16,432,920   15,346,470
AFIS High-Yield Bond Fund        2,469,830   12.25     30,255,415   33,410,899
AFIS U.S. Government/AAA-Rated
 Securities Fund                 2,199,492   11.73     25,800,043   24,206,095
AFIS Cash Management Fund          973,476   11.65     11,340,990   10,921,233
AFIS International Fund          2,958,872   20.59     60,923,174   51,413,933
AFIS Bond Fund                     382,811   10.18      3,897,012    3,891,839
AFIS Global Growth Fund            817,641   17.25     14,104,314   13,024,908
AFIS Global Small
 Capitalization Fund               610,945   14.28      8,724,294    9,418,797
AFIS New World Fund                255,972    9.85      2,521,329    2,814,732
------------------------------                     -------------- ------------
                                                   $1,055,182,522 $747,620,172
                                                   ============== ============

6. New Investment Funds and Fund Name Changes
Effective June 17, 1999, the AVIS New World Account became available as an investment option for Variable Account contract owners. During 2000, the American Variable Insurance Series (AVIS) family of funds changed its name to American Funds Insurance Series (AFIS).

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln National Variable Annuity Account E

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account E ("Variable Account") (comprised of the AFIS Growth-Income, AFIS Growth, AFIS Asset Allocation, AFIS High-Yield Bond, AFIS U.S. Government/AAA-Rated Securities, AFIS Cash Management, AFIS International, AFIS Bond, AFIS Global Growth, AFIS Global Small Capitalization, and AFIS New World subaccounts), as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account E at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 1, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000        1999
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $21,852.5   $22,985.0
------------------------------------------------------------
Preferred stocks                                                  261.7       253.8
------------------------------------------------------------
Unaffiliated common stocks                                        161.7       166.9
------------------------------------------------------------
Affiliated common stocks                                          743.0       604.7
------------------------------------------------------------
Mortgage loans on real estate                                   4,102.0     4,211.5
------------------------------------------------------------
Real estate                                                       271.7       254.0
------------------------------------------------------------
Policy loans                                                    1,723.5     1,652.9
------------------------------------------------------------
Other investments                                                 485.0       426.6
------------------------------------------------------------
Cash and short-term investments                                 1,448.4     1,409.2
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,049.5    31,964.6
------------------------------------------------------------
Premiums and fees in course of collection                         111.5       115.8
------------------------------------------------------------
Accrued investment income                                         444.2       435.3
------------------------------------------------------------
Reinsurance recoverable                                           450.7       199.0
------------------------------------------------------------
Funds withheld by ceding companies                                 74.4        73.5
------------------------------------------------------------
Company owned policies and contracts                              335.0         9.1
------------------------------------------------------------
Federal income taxes recoverable from parent company                0.1        61.6
------------------------------------------------------------
Goodwill                                                           38.4        43.1
------------------------------------------------------------
Other admitted assets                                             106.1        57.6
------------------------------------------------------------
Separate account assets                                        43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,797.4   $12,184.0
------------------------------------------------------------
Other policyholder funds                                       15,328.8    16,589.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       639.8       364.0
------------------------------------------------------------
Funds held under reinsurance treaties                             849.6       796.9
------------------------------------------------------------
Asset valuation reserve                                           534.1       490.9
------------------------------------------------------------
Interest maintenance reserve                                       20.9        72.3
------------------------------------------------------------
Other liabilities                                                 536.8       627.0
------------------------------------------------------------
Short-term loan payable to parent company                         199.5       205.0
------------------------------------------------------------
Net transfers due from separate accounts                         (976.1)     (896.5)
------------------------------------------------------------
Separate account liabilities                                   43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total liabilities                                              73,835.4    76,538.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 2,006.1     1,942.6
------------------------------------------------------------
Unassigned surplus -- deficit                                    (602.0)     (691.1)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,679.1     2,526.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 8,508.9   $ 7,273.6   $12,737.6
------------------------------------------------------------
Net investment income                                           2,125.5     2,203.2     2,107.2
------------------------------------------------------------
Amortization of interest maintenance reserve                       21.6        29.1        26.4
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           568.4       472.3       179.9
------------------------------------------------------------
Expense charges on deposit funds                                  118.2       146.5       134.6
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       473.9       396.3
------------------------------------------------------------
Other income                                                      166.2        88.8        31.3
------------------------------------------------------------  ---------   ---------   ---------
Total revenues                                                 12,133.6    10,687.4    15,613.3
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,950.3     8,504.9    13,964.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         2,466.2     1,618.3     2,919.4
------------------------------------------------------------  ---------   ---------   ---------
Total benefits and expenses                                    11,416.5    10,123.2    16,883.5
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       717.1       564.2    (1,270.2)
------------------------------------------------------------
Dividends to policyholders                                         80.2        80.3        67.9
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  636.9       483.9    (1,338.1)
------------------------------------------------------------
Federal income taxes (credit)                                      94.9        85.4      (141.0)
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before net realized gain on
investments                                                       542.0       398.5    (1,197.1)
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                            27.9       114.4        46.8
------------------------------------------------------------  ---------   ---------   ---------
Net income (loss)                                             $   569.9   $   512.9   $(1,150.3)
------------------------------------------------------------  =========   =========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              --------   --------   ---------
                                                              (IN MILLIONS)
                                                              -------------------------------
Capital and surplus at beginning of year                      $2,526.5   $2,564.5   $ 2,968.4
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                569.9      512.9    (1,150.3)
------------------------------------------------------------
Change in difference in cost and admitted investment amounts      17.2     (101.9)     (304.8)
------------------------------------------------------------
Change in nonadmitted assets                                     (21.9)     (22.9)      (17.1)
------------------------------------------------------------
Change in liability for reinsurance in unauthorized
companies                                                          0.6       26.0       (35.2)
------------------------------------------------------------
Gain on (amortization of) reinsurance of disability income
business                                                          (7.9)      71.8          --
------------------------------------------------------------
Change in policy reserve valuation basis                          (5.6)        --        (0.4)
------------------------------------------------------------
Change in asset valuation reserve                                (43.2)      (6.4)      (34.5)
------------------------------------------------------------
Proceeds from surplus notes due to Lincoln National
Corporation                                                         --         --     1,250.0
------------------------------------------------------------
Paid-in surplus                                                   63.5       12.5       108.4
------------------------------------------------------------
Dividends to Lincoln National Corporation                       (420.0)    (530.0)     (220.0)
------------------------------------------------------------  --------   --------   ---------
Capital and surplus at end of year                            $2,679.1   $2,526.5   $ 2,564.5
------------------------------------------------------------  ========   ========   =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ----------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 8,082.8   $ 7,671.1   $ 13,495.2
------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
reinsurance ceded                                                 610.1       (19.9)      (632.4)
------------------------------------------------------------
Investment income received                                      2,109.8     2,168.6      2,003.9
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       470.6        396.3
------------------------------------------------------------
Benefits paid                                                  (9,843.9)   (8,699.4)    (7,395.8)
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses paid   (1,796.4)   (1,734.5)    (2,909.7)
------------------------------------------------------------
Proceeds related to reinsurance of disability income
business                                                             --        71.8           --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (16.3)      (81.2)        84.2
------------------------------------------------------------
Dividends to policyholders                                        (82.6)      (82.8)       (12.9)
------------------------------------------------------------
Other income received and expenses paid, net                      (48.9)      252.1        207.0
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) operating activities              (360.6)       16.4      5,235.8
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      5,845.5     6,557.7     10,926.5
------------------------------------------------------------
Purchase of investments                                        (4,719.6)   (5,940.8)   (16,950.0)
------------------------------------------------------------
Other uses including reinsured policy loans                      (344.6)     (497.0)      (778.3)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) investing activities               781.3       119.9     (6,801.8)
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    63.5        12.5        108.4
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --          --      1,250.0
------------------------------------------------------------
Proceeds from borrowings from shareholder                         180.0       205.0        140.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (205.0)     (140.0)      (120.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (420.0)     (530.0)      (220.0)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) financing activities              (381.5)     (452.5)     1,158.4
------------------------------------------------------------  ---------   ---------   ----------
Net increase (decrease) in cash and short-term investments         39.2      (316.2)      (407.6)
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,409.2     1,725.4      2,133.0
------------------------------------------------------------  ---------   ---------   ----------
Cash and short-term investments at end of year                $ 1,448.4   $ 1,409.2   $  1,725.4
------------------------------------------------------------  =========   =========   ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

USE OF ESTIMATES
The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

SUBSIDIARIES
The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFIT RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

REINSURANCE
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES DUE TO LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS     NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31             YEAR ENDED DECEMBER 31
                                                              2000        1999        2000      1999      1998
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)           (IN MILLIONS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $ 2,679.1   $ 2,526.5   $ 569.9   $ 512.9   $(1,150.3)
GAAP adjustments:
  Deferred policy acquisition costs, present value of future
    profits and non-admitted goodwill.......................    3,812.6     3,628.2     287.9     135.0        48.5
  Policy and contract reserves..............................   (2,129.9)   (1,943.1)   (142.3)    (97.3)    1,743.4
  Policyholders' share of earnings and surplus on
    participating business..................................     (131.1)     (122.7)      (.3)     (1.8)        3.2
  Deferred income taxes.....................................      185.2       244.5    (108.3)   (117.4)     (218.6)
  Interest maintenance reserve..............................       20.9        72.3     (51.4)    (87.2)       24.4
  Asset valuation reserve...................................      534.1       490.9        --        --          --
  Nonadmitted assets, including nonadmitted investments.....      196.1       139.6        --        --          --
  Unrealized gain (loss) on investments.....................       38.7      (555.2)       --        --          --
  Net realized loss on investments..........................     (156.5)     (186.4)     18.9     (32.4)     (116.7)
  Investments in subsidiary companies.......................      523.3       460.9      61.8      39.1        41.3
  Other, net................................................     (123.7)      (61.0)     12.7     129.8       103.6
  Surplus notes and related interest........................   (1,250.0)   (1,250.0)       --       1.5        (1.5)
                                                              ---------   ---------   -------   -------   ---------
Net increase (decrease).....................................    1,519.7       918.0      79.0     (30.7)    1,627.6
                                                              ---------   ---------   -------   -------   ---------
Amounts on a GAAP basis.....................................  $ 4,198.8   $ 3,444.5   $ 648.9   $ 482.2   $   477.3
                                                              =========   =========   =======   =======   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

LOANED SECURITIES
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

GOODWILL
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

PREMIUMS
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFITS
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

INCOME TAXES
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

STOCK OPTIONS
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

RECLASSIFICATIONS
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

--------------------------------------------------------------------------------
2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
3. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                              COST OR     GROSS        GROSS
                                                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                                              COST        GAINS        LOSSES       VALUE
                                                              -----------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------
At December 31, 2000:
  Corporate.................................................  $17,205.5     $430.8       $542.0     $17,094.3
  U.S. government...........................................      324.2       64.2          2.5         385.9
  Foreign government........................................      812.6       35.9         27.9         820.6
  Mortgage-backed...........................................    3,499.0       89.9         34.2       3,554.7
  State and municipal.......................................       11.2         --           .1          11.1
                                                              ---------     ------       ------     ---------
                                                              $21,852.5     $620.8       $606.7     $21,866.6
                                                              =========     ======       ======     =========

At December 31, 1999:
  Corporate.................................................  $17,758.4     $229.6       $763.0     $17,225.0
  U.S. government...........................................      316.8       29.6         21.5         324.9
  Foreign government........................................      984.5       49.8         39.9         994.4
  Mortgage-backed...........................................    3,913.7       46.2        139.0       3,820.9
  State and municipal.......................................       11.6         --           .5          11.1
                                                              ---------     ------       ------     ---------
                                                              $22,985.0     $355.2       $963.9     $22,376.3
                                                              =========     ======       ======     =========

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED   FAIR
                                    COST        VALUE
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Maturity:
  In 2001.........................  $   740.1   $   742.2
  In 2002-2005....................    4,446.6     4,450.6
  In 2006-2010....................    5,946.1     5,808.8
  After 2010......................    7,220.7     7,310.3
  Mortgage-backed securities......    3,499.0     3,554.7
                                    ---------   ---------
Total.............................  $21,852.5   $21,866.6
                                    =========   =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000,
respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR    GROSS       GROSS
                                          AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                          COST       GAINS       LOSSES      VALUE
                                          -----------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------
At December 31, 2000:
  Preferred stocks......................   $261.7      $ 2.9       $25.1     $239.5
  Unaffiliated common stocks............    145.7       30.7        14.7      161.7
At December 31, 1999:
  Preferred stocks......................   $253.8      $ 1.3       $31.5     $223.6
  Unaffiliated common stocks............    150.4       34.2        17.7      166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.
Components of the Company's investments in real estate are summarized as follows:

                                         DECEMBER 31
                                         2000     1999
                                         ---------------
                                         (IN MILLIONS)
                                         ---------------
Occupied by the Company:
  Land.................................  $  2.5   $  2.5
  Buildings............................    10.5     11.1
  Less accumulated depreciation........    (2.5)    (2.2)
                                         ------   ------
Net real estate occupied by the
  Company..............................    10.5     11.4
Other:
  Land.................................    45.8     46.2
  Buildings............................   238.3    226.8
  Other................................    16.3      4.7
  Less accumulated depreciation........   (39.2)   (35.1)
                                         ------   ------
Net other real estate..................   261.2    242.6
                                         ------   ------
Net real estate........................  $271.7   $254.0
                                         ======   ======

The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              ------------------------------
                                                              (IN MILLIONS)
                                                              ------------------------------
Income:
  Bonds.....................................................  $1,744.3   $1,840.6   $1,714.3
  Preferred stocks..........................................      21.3       20.3       19.7
  Unaffiliated common stocks................................       4.9        6.3       10.6
  Affiliated common stocks..................................      10.2        7.8        5.2
  Mortgage loans on real estate.............................     328.1      321.0      323.6
  Real estate...............................................      41.4       57.8       81.4
  Policy loans..............................................     109.8      101.7       86.5
  Other investments.........................................      58.7       50.6       26.5
  Cash and short-term investments...........................      77.9       95.9      104.7
                                                              --------   --------   --------
Total investment income.....................................   2,396.6    2,502.0    2,372.5
Expenses:
  Depreciation..............................................      12.8       14.4       19.3
  Other.....................................................     258.3      284.4      246.0
                                                              --------   --------   --------
Total investment expenses...................................     271.1      298.8      265.3
                                                              --------   --------   --------
Net investment income.......................................  $2,125.5   $2,203.2   $2,107.2
                                                              ========   ========   ========

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2000     1999     1998
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Net realized capital gains (losses).........................  $(60.3)  $ 20.8   $179.7
Less amount transferred to IMR (net of related taxes
  (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and
  1998, respectively).......................................   (29.7)   (58.3)    50.8
                                                              ------   ------   ------
                                                               (30.6)    79.1    128.9
Less federal income taxes (credits) on realized gains.......   (58.5)   (35.3)    82.1
                                                              ------   ------   ------
Net realized capital gains after transfer to IMR and taxes
  (credits).................................................  $ 27.9   $114.4   $ 46.8
                                                              ======   ======   ======

--------------------------------------------------------------------------------
4. SUBSIDIARIES

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").
Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                       DECEMBER 31, 2000
                       ------------------------------------
                       FIRST PENN  LNH&C   LNRAC   LNY
                       ------------------------------------
Cash and invested
  assets.............   $1,376.9   $422.0  $410.5  $1,947.0
Other assets.........       41.6     46.4   487.1     371.5
                        --------   ------  ------  --------
Total admitted
  assets.............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

Insurance reserves...   $1,305.3   $339.2  $231.9  $1,772.1
Other liabilities....       41.8     36.1   598.1      48.0
Separate account
  liabilities........         --       --      --     329.8
Capital and surplus..       71.4     93.1    67.6     168.6
                        ========   ======  ======  ========
Total liabilities and
  capital and
  surplus............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

                       YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------
                       FIRST
                       PENN     LNH&C    LNRAC      LNY
                       -----------------------------------
Revenues.............  $327.6   $256.4   $1,646.6   $389.8
Benefits and
  expenses...........   322.2    259.4    1,630.7    341.8
Net realized
  losses.............      --      (.1)       (.1)    (2.2)
                       ------   ------   --------   ------
Net income (loss)....  $  5.4   $ (3.1)  $   15.8   $ 45.8
                       ======   ======   ========   ======

                           DECEMBER 31, 1999
                           ------------------------------------
                           FIRST PENN  LNH&C   LNRAC   LNY
                           ------------------------------------
Cash and invested
  assets.................   $1,318.7   $434.6  $443.6  $1,888.6
Other assets.............       40.6    55.5    492.6     403.1
                            ========   ======  ======  ========
Total admitted assets....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

Insurance reserves.......   $1,242.2   $394.4  $261.4  $1,802.4
Other liabilities........       44.3    27.9    614.4      25.6
Separate account
  liabilities............         --      --       --     328.8
Capital and surplus......       72.8    67.8     60.4     134.9
                            ========   ======  ======  ========
Total liabilities and
  capital and surplus....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

                           YEAR ENDED DECEMBER 31, 1999
                           ------------------------------
                           FIRST
                           PENN    LNH&C   LNRAC  LNY
                           ------------------------------
Revenues.................  $332.7  $263.3  $88.4  $313.3
Benefits and expenses....   329.0  346.9   75.4    291.4
Net realized gains
  (losses)...............      --     --     .2     (2.0)
                           ------  ------  -----  ------
Net income (loss)........  $  3.7  $(83.6) $13.2  $ 19.9
                           ======  ======  =====  ======

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from)
LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

--------------------------------------------------------------------------------
6. SUPPLEMENTAL FINANCIAL DATA

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.
The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and
1999, respectively.
Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                            YEAR ENDED DECEMBER 31
                            2000       1999       1998
                            ------------------------------
                            (IN MILLIONS)
                            ------------------------------
Insurance assumed.........  $3,952.9   $2,606.5   $9,018.9
Insurance ceded...........   2,766.6    1,675.1      877.1
                            --------   --------   --------
Net reinsurance
  premiums................  $1,186.3   $  931.4   $8,141.8
                            ========   ========   ========

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for
2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                    DECEMBER 31
                                    2000        1999
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Premium deposit funds.............  $14,762.0   $16,208.3
Undistributed earnings on
  participating business..........      345.2       346.9
Other.............................      221.6        34.3
                                    ---------   ---------
                                    $15,328.8   $16,589.5
                                    =========   =========

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                  DECEMBER 31, 2000
                                  -------------------------
                                                    NET OF
                                  GROSS   LOADING   LOADING
                                  -------------------------
                                  (IN MILLIONS)
                                  -------------------------
Ordinary new business...........  $13.0    $ 8.1     $ 4.9
Ordinary renewal................   57.9     15.7      42.2
Group life......................    9.7       .2       9.5
                                  -----    -----     -----
                                  $80.6    $24.0     $56.6
                                  =====    =====     =====

                                   DECEMBER 31, 1999
                                   -------------------------
                                                     NET OF
                                   GROSS   LOADING   LOADING
                                   -------------------------
                                   (IN MILLIONS)
                                   -------------------------
Ordinary new business............  $10.8    $ 7.3     $ 3.5
Ordinary renewal.................   54.2      6.8      47.4
Group life.......................   13.7       .1      13.6
                                   -----    -----     -----
                                   $78.7    $14.2     $64.5
                                   =====    =====     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
7. ANNUITY RESERVES

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                        AMOUNT      PERCENT
                                        -------------------
                                        (IN MILLIONS)
                                        -------------------
Subject to discretionary withdrawal
  with adjustment:
  With market value adjustment........  $ 1,970.6       3%
  At book value, less surrender
    charge............................    1,534.7       2
  At market value.....................   41,634.6      69
                                        ---------     ---
                                         45,139.9      74
Subject to discretionary withdrawal
  without adjustment at book value
  with minimal or no charge or
  adjustment..........................   12,598.5      21
Not subject to discretionary
  withdrawal..........................    2,934.7       5
                                        ---------     ---
Total annuity reserves and deposit
  fund................................   60,673.1     100%
                                                      ===
Less reinsurance......................    1,313.6
                                        ---------
Net annuity reserves and deposit fund
  liabilities, including separate
  accounts............................  $59,359.5
                                        =========

--------------------------------------------------------------------------------
8. CAPITAL AND SURPLUS

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION      ACCRUED
                                                   OUTSTANDING AT                   TO DATE     INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST    DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       2000       INTEREST PAID     PAID          2000
  -----------                      --------------  --------------  -------------  -----------  -------------
  January 5, 1998................   $     500.0      $     500.0    $     24.6    $     89.7     $      8.2
  December 18, 1998..............         750.0            750.0          33.9          80.7           11.3
                                    -----------      -----------    ----------    ----------     ----------
  Total..........................   $   1,250.0      $   1,250.0    $     58.5    $    170.4     $     19.5
                                    ===========      ===========    ==========    ==========     ==========

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS (CONTINUED)
in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

DISABILITY INCOME CLAIMS
The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

PERSONAL ACCIDENT PROGRAMS
From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

GROUP PENSION ANNUITIES
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

LEASES
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001............................................  $ 41.6
2002............................................    39.3
2003............................................    36.1
2004............................................    34.8
2005............................................    34.5
Thereafter......................................   113.8
                                                  ------
                                                  $300.1
                                                  ======

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and
$54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
INSURANCE CEDED AND ASSUMED
The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999,
respectively.

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

OTHER CONTINGENCY MATTERS
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

DERIVATIVES
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                                              ---------------------------------
                                          NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                          CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                          -----------------------------------------------------
                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          2000      1999      2000      2000    1999      1999
                                          -----------------------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements..........  $1,558.8  $2,508.8   $ 2.7    $  0.4   $ 5.2    $ 3.2
  Swaptions.............................   1,752.0   1,837.5     8.2       0.9    12.2     10.8
  Interest rate swaps...................     708.2     630.9      --      38.1      --    (19.5)
  Put options...........................        --      21.3      --        --      --      1.9
                                          --------  --------   -----    ------   -----    -----
                                           4,019.0   4,998.5    10.9      39.4    17.4     (3.6)
Foreign currency derivatives:
  Forward contracts.....................      37.5      44.2     2.6       2.5      --      (.4)
                                          --------  --------   -----    ------   -----    -----
                                          $4,056.5  $5,042.7   $13.5    $ 41.9   $17.4    $(4.0)
                                          ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                              INTEREST RATE CAPS            SWAPTIONS
                                                              -----------------------------------------------------
                                                              2000           1999           2000           1999
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------------
Balance at beginning of year................................  $2,508.8       $4,108.8       $1,837.5       $1,899.5
Terminations and maturities.................................    (950.0)      (1,600.0)         (85.5)         (62.0)
                                                              --------       --------       --------       --------
Balance at end of year......................................  $1,558.8       $2,508.8       $1,752.0       $1,837.5
                                                              ========       ========       ========       ========

                                    INTEREST RATE SWAPS         SPREAD-LOCKS                        FINANCIAL FUTURES
                                    ---------------------------------------------------------------------------------------------
                                    2000          1999          2000          1999                  2000          1999
                                    ---------------------------------------------------------------------------------------------
Balance at beginning of year......  $ 630.9       $ 258.3       $    --       $            --       $    --       $            --
New contracts.....................    652.2         482.4         100.0                    --         267.2                    --
Terminations and maturities.......   (574.9)       (109.8)       (100.0)                   --        (267.2)                   --
                                    -------       -------       -------       ---------------       -------       ---------------
Balance at end of year............  $ 708.2       $ 630.9       $    --       $            --       $    --       $            --
                                    =======       =======       =======       ===============       =======       ===============

                                                              PUT OPTIONS              COMMODITY SWAPS
                                                              ----------------------------------------------------
                                                              2000         1999        2000                  1999
                                                              ----------------------------------------------------
Balance at beginning of year................................  $ 21.3       $21.3       $            --       $ 8.1
New contracts...............................................      --          --                    --          --
Terminations and maturities.................................   (21.3)         --                    --        (8.1)
                                                              ------       -----       ---------------       -----
Balance at end of year......................................  $   --       $21.3       $            --       $  --
                                                              ======       =====       ===============       =====

                                                              FOREIGN CURRENCY DERIVATIVES
                                                              (FOREIGN INVESTMENTS)
                                                              ---------------------------------------------------
                                                              FOREIGN EXCHANGE                  FOREIGN CURRENCY
                                                              FORWARD CONTRACTS                 SWAPS
                                                              ---------------------------------------------------
                                                              2000                  1999        2000        1999
                                                              ---------------------------------------------------
                                                              (IN MILLIONS)
                                                              ---------------------------------------------------
Balance at beginning of year................................  $            --       $ 1.5       $44.2       $47.2
New contracts...............................................               --         2.7          --          --
Terminations and maturities.................................               --        (4.2)       (6.7)       (3.0)
                                                              ---------------       -----       -----       -----
Balance at end of year......................................  $            --       $  --       $37.5       $44.2
                                                              ===============       =====       =====       =====

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SWAPTIONS
Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SPREAD LOCK AGREEMENTS
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

FINANCIAL FUTURES CONTRACTS
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

INTEREST RATE SWAP AGREEMENTS
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

PUT OPTIONS
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

COMMODITY SWAPS
The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

FOREIGN CURRENCY DERIVATIVES
The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

ADDITIONAL DERIVATIVE INFORMATION
Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively.
Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

--------------------------------------------------------------------------------
11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS AND UNAFFILIATED COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

PREFERRED STOCK
Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value.

SURPLUS NOTES DUE TO LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

DERIVATIVES
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

INVESTMENT COMMITMENTS
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN MILLIONS)
                                                              -------------------------------------------------
Bonds.......................................................  $ 21,852.5   $ 21,866.6   $ 22,985.0   $ 22,376.3
Preferred stocks............................................       261.7        239.5        253.8        223.6
Unaffiliated common stocks..................................       161.7        161.7        166.9        166.9
Mortgage loans on real estate...............................     4,102.0      4,132.8      4,211.5      4,104.0
Policy loans................................................     1,723.5      1,845.0      1,652.9      1,770.5
Other investments...........................................       485.0        485.0        426.6        426.6
Cash and short-term investments.............................     1,448.4      1,448.4      1,409.2      1,409.2
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest
    contracts...............................................   (16,126.3)   (15,850.5)   (17,730.4)   (17,364.3)
  Remaining guaranteed interest and similar contracts.......      (243.8)      (247.9)      (454.7)      (465.1)
Short-term debt.............................................      (199.5)      (199.5)      (205.0)      (205.0)
Surplus notes due to LNC....................................     1,250.0      1,074.5     (1,250.0)    (1,022.1)
Derivatives.................................................        13.5         41.9         17.4         (4.0)
Investment commitments......................................          --          2.2           --         (0.8)
Separate account assets.....................................    43,904.6     43,904.6     46,105.1     46,105.1
Separate account liabilities................................   (43,904.6)   (43,904.6)   (46,105.1)   (46,105.1)

--------------------------------------------------------------------------------
12. TRANSACTIONS WITH AFFILIATES

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999
and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998,
respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in
2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                               YEAR ENDED DECEMBER 31
                               2000       1999     1998
                               --------------------------
                               (IN MILLIONS)
                               --------------------------
Insurance assumed............  $   21.2   $ 19.7   $ 13.7
Insurance ceded..............   2,192.1    777.6    290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

                                    DECEMBER 31
                                    2000           1999
                                    -----------------------
                                    (IN MILLIONS)
                                    -----------------------
Future policy benefits and claims
  assumed.........................  $  584.4       $  413.7
Future policy benefits and claims
  ceded...........................   1,682.8        1,680.4
Amounts recoverable on paid and
  unpaid losses...................     286.9          146.4
Reinsurance payable on paid
  losses..........................       9.3            8.8
Funds held under reinsurance
  treaties-net liability..........   3,294.6        2,106.4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATES (CONTINUED)
Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

--------------------------------------------------------------------------------
13. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998,
respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively.
All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999           1998
                                                              -----------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------
Transfers as reported in the Summary of Operations of the
separate accounts:
  Transfers to separate accounts............................  $ 5,719.2  $ 4,573.2      $ 3,954.9
  Transfers from separate accounts..........................   (5,830.0)  (4,933.8)      (4,069.8)
                                                              ---------  ---------      ---------
Net transfers from separate accounts as reported in the
Summary of Operations.......................................  $  (110.8) $  (360.6)     $  (114.9)
                                                              =========  =========      =========

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT E

                      POST-EFFECTIVE AMENDMENT ON FORM N-4

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

    1. Part A. The Table of Condensed Financial Information is included in Part A of this Registration Statement.

    2. Part B. The following Financial Statements of Account E are included in Part B of this Registration Statement:

         Statement of Assets and Liability -- December 31, 2000
         Statement of Operations -- Year ended December 31, 2000
         Statements of Changes in Net Assets -- Years ended December 31, 2000 and 1999
         Notes to Financial Statements -- December 31, 2000
         Report of Ernst & Young LLP, Independent Auditors

    3. The following Statutory-Basis Financial Statements of The Lincoln National Life Insurance Company are included in the SAI:

         Balance Sheets -- Statutory Basis -- Years ended December 31, 2000 and 1999
         Statements of Operations -- Statutory Basis -- Years ended December 31, 2000, 1999, and 1998
         Statements of Changes in Capital and Surplus -- Statutory Basis -- Years ended December 31, 2000, 1999, and 1998
         Statements of Cash Flows -- Statutory Basis -- Years ended December 31, 2000, 1999, and 1998
         Notes to Statutory Basis Financial Statements -- December 31, 2000 Report of Ernst & Young LLP, Independent Auditors

                    (b)  List of Exhibits

(1)(a) Resolutions of the Board of Directors of the Lincoln National Life Insurance Company establishing Separate Account E incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(1)(b) Establishing Resolution of Segregated Investment Account incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(2)      None.

(3)(a) Underwriting Agreement incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(3)(b) Amendment to Underwriting Agreement incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(3)(c) Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (33-27783) filed on March 27, 1998.

(3)(d) Amendment dated September 1999 to Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-63505) filed on March 28, 2000.

(3)(e) Amendment dated February 2000 to Selling Group Agreement incorporated herein by reference to Registration Statement on Form N-4 (333-63505) filed on March 28, 2000.

(4)(a) Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(4)(b) Form of Rider to Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (33-27783) filed on March 31, 1997.

(4)(c) Amendment No. 1 to Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 11, 2000.

(4)(d) Amendment No. 2 to Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 11, 2000.

(4)(e) Amendment No. 3 to Variable Annuity Contract incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 11, 2000.

(4)(f) Form of I4L Q Rider incorporated by reference to Registration Statement on Form N-4 (333-63505) filed on April 10, 2001.

(4)(g) Form of I4L NQ Rider incorporated herein by reference to Registration Statement on Form N-4 (333-63505) filed on April 10, 2001.

(4)(h)   Bonus Rider

(4)(i)   EGMDB Rider

(4)(j)   EEB Rider

(5) Application incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.

(6)(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.

(7)      Not applicable.

(8)(a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N1-A (2-80741), Amendment No. 21 filed on April 10, 2000.

(8)(b) Participation Agreement incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 28, 1998.

(9) Consent and Opinion of Jeremy Sachs, incorporated herein by reference to Post-Effective Amendment #12 filed on April 22, 1998.

(10)     Consent of Ernst & Young LLP, Independent Auditors

(11)     Not applicable

(12)     Not applicable

(13)     Not applicable

(14)     Not Applicable

(15)     Other Exhibits:

                    (a) Organizational Chart of the Lincoln National Insurance Holding Company System

                    (b)  Books and Records Report.

(16)     Powers of Attorney

(16)(a)  Janet Chrzan
(16)(b) Lawrence T. Rowland, incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 7, 1999.
(16)(c)  Charles Haldeman, Jr.
(16)(d)
(16)(e) Richard C. Vaughan, incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 7, 1999.

(16)(f) Jon A. Boscia, incorporated herein by reference to Registration Statement on Form N-4 (33-26032) filed on April 11, 2000.

Item 25.
                    DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                  Positions and Offices with LNL
----                  ------------------------------



Jon A. Boscia**                President and Director

Lorry J. Stensrud*             Chief Executive Officer of Annuities, Executive
                               Vice President, and Director

John H. Gotta****              Chief Executive Officer of Life Insurance,
                               Executive Vice President, and Director

Gary W. Parker****             Senior Vice President

Charles E. Haldeman, Jr.*****  Director

Cynthia A. Rose*               Secretary and Assistant Vice President

Lawrence T. Rowland***         Executive Vice President and Director


Janet Chrzan*                  Senior Vice President, Chief Financial Officer
                               and Director

Eldon J. Summers*              Second Vice President and Treasurer

Richard C. Vaughan**           Director

Elizabeth Frederick*           Senior Vice President and General Counsel

Diane Dillman*                 Director of Annuities Compliance

Christine Frederick****        Director of Life Compliance

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**Principal business address is Center Square West Tower, 1500 Market Street - Suite 3900, Philadelphia, PA 19102-2112
***Principal business address is One Reinsurance Place, 1700 Magnavox Way, Fort Wayne, Indiana 46804-1538
****Principal business address is 350 Church Street, Hartford, CT
06103

*****Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682
Item 26.

                 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
                        WITH THE DEPOSITOR OR REGISTRANT

  See Exhibit 15(a): Organizational Chart of the Lincoln National Insurance Holding Company System

Item 27.
                            NUMBER OF CONTRACTOWNERS

  As of February 28, 2001, there were 10,222 contractowners under Account E.


Item 28.   Indemnification

(a)  Brief description of indemnification provisions.

     In general, Article VIII of the By-Laws of Lincoln National Pension Insurance Company (LNP) provides that LNP will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNP, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNP. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officer, and employees of LNP in connection with suits by, or in the rights of, LNP.

     Please refer to Article VIII of the By-Laws of LNP (Exhibit No. 6 at Item 24 [b] of this Registration Statement) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                       Principal Underwriter

     (a) American Funds Distributors, Inc., is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund,
Inc. Lincoln National Variable Annuity Account H and Lincoln National Flexible Premium Variable Life Accounts F and J (all registered as investment companies under the 1940 Act) and Lincoln National Flexible Premium Group Variable Annuity Accounts 50, 51 and 52 are all segregated investment accounts of Lincoln Life which also invest in the series. The series also offers shares of the funds to other segregated investment accounts.

     (b)              (1)                                       (2)
        Name and Principal                      Positions and Offices
         Business Address                        with Underwriter
        ------------------                      ---------------------

        David L. Abzug                          Vice President
        27304 Park Vista Road
        Agoura Hills, CA 91301

        John A. Agar                            Vice President
        1501 N. University, Suite 227A
        Little Rock, AR 72207

   Robert B. Aprison                   Vice President
   2983 Bryn Wood Drive
   Madison, WI  53711

L  William W. Bagnard                  Vice President

   Steven L. Barnes                    Senior Vice President
   5400 Mount Meeker Road, Suite 1
   Boulder, CO 80301-3508

B  Carl R. Bauer                       Vice President

   Michelle A. Bergeron                Senior Vice President
   4160 Gateswalk Drive
   Smyrna, GA 30080

   J. Walter Best, Jr.                 Regional Vice President
   9013 N. Brentmeade Blvd.
   Brentwood, TN 37027

   Joseph T. Blair                     Senior Vice President
   148 E. Shore Ave.
   Groton Long Point, CT 06340

(b)                 (1)                                       (2)
     Name and Principal                       Positions and Offices
     Business Address                         with Underwriter
     ------------------                       ---------------------

     John A. Blanchard                        Vice President
     6421 Aberdeen Road
     Mission Hills, KS 66208

     Ian B. Bodell                            Senior Vice President
     P.O. Box 1665
     Brentwood, TN 37024-1655

     Mick L. Brethower                        Senior Vice President
     2320 North Austin Avenue
     Georgetown, TX  78626

     Alan Brown                               Vice President
     4129 Laclede Avenue
     St. Louis, MO  63108

B    J. Peter Burns                           Vice President


     Brian C. Casey                           Vice President
     8002 Greentree Road
     Bethesda, MD 20817

     Victor C. Cassato                        Senior Vice President
     609 W. Littleton Blvd., Suite 310
     Greenwood Village, CO 80120

     Christopher J. Cassin                    Senior Vice President
     19 North Grant Street
     Hinsdale, IL 60521

     Denise M. Cassin                         Vice President
     1301 Stoney Creek Drive
     San Ramon, CA 94538

L    Larry P. Clemmensen                      Director

L    Kevin G. Clifford                        Director, President and Co-Chief
                                              Executive Officer

     Ruth M. Collier                          Senior Vice President
     29 Landsdowne Drive
     Larchmont, NY 10538

S    David Coolbaugh                          Assistant Vice President

(b)                (1)                                         (2)
     Name and Principal                       Positions and Offices
     Business Address                         with Underwriter
     ---------------------                    ---------------------

H    Carlo O. Cordasco                        Assistant Vice President

     Thomas E. Cournoyer                      Vice President
     2333 Granada Boulevard
     Coral Gables, FL 33134

     Douglas A. Critchell                     Senior Vice President
     3521 Rittenhouse Street,
     N.W.
     Washington, D.C. 20015

L    Carl D. Cutting                          Vice President

     William Daugherty                        Regional Vice President
     1216 Highlander Way
     Mechanicsburg, PA 17055

     Guy E. Decker                            Regional Vice President
     345 Trowbridge Lane
     Lawrenceville, GA 300436

     Daniel J. Delianedis                     Vice President
     8689 Braxton Drive
     Eden Prairie, MN 55347

     James A. DePerno, Jr.                    Regional Vice President
     91 Church Street
     East Aurora, NY 14052

L    Bruce De Priester                        Vice President

     Michael A. Dilella                       Vice President
     P.O. Box 661
     Ramsey, NJ 07446

     G. Michael Dill                          Senior Vice President
     505 E. Main Street
     Jenks, OK 74037

     Kirk D. Dodge                            Senior Vice President
     2627 Mission Street
     San Marino, CA 91108

     Peter J. Doran                           Director, Executive Vice President
     100 Merrick Road, Suite 216W
     Rockville Centre, NY 11570

L    Michael J. Downer                        Secretary

     Michael J. Dullaghan                     Regional Vice President
     1307 Sage Court
     Chesapeake, VA 23320

     Robert W. Durbin                         Vice President
     74 Sunny Lane
     Tiffin, OH 44883

I    Lloyd G. Edwards                         Senior Vice President

     Timothy L. Ellis                         Regional Vice President
     1441 Canton Mart Road, Suite 9
     Jackson, MS 39211

     John Fodor                               Senior Vice President
     15 Latisquama Road
     Southborough, MA 01772

     Daniel B. Frick                          Regional Vice President
     845 Western Avenue
     Glen Ellyn, IL 60137

(b)               (1)                                     (2)
   Name and Principal                   Positions and Offices
    Business Address                     with Underwriter
   ------------------                  ----------------------

   Clyde E. Gardner                    Senior Vice President
   Route 2, Box 3162
   Osage Beach, MO 65065

B  Evelyn K. Glassford                 Vice President


   Jeffrey J. Greiner                  Vice President
   12210 Taylor Road
   Plain City, OH 43064

L  Paul G. Haaga, Jr.                  Director


B  Mariellen Hamann                    Assistant Vice President


   Derek S. Hansen                     Regional Vice President
   13033 Ridgedale Drive, PMB 147
   Minnetonka, MN 55305

   David E. Harper                     Senior Vice President
   150 Old Franklin School Road
   Pittstown, NJ 08867

H  Mary Pat Harris                     Assistant Vice President


   Ronald R. Hulsey                    Senior Vice President
   6744 Avalon
   Dallas, TX 75214


   Robert S. Irish                     Vice President
   1225 Vista Del Mar Drive
   Delray Beach, FL 33483



   Michael J. Johnston                 Director
   630 Fifth Ave., 36th Floor
   New York, NY 10111


B  Damien M. Jordan                    Vice President


   John P. Keating                     Regional Vice President
   2285 Eagle Harbor Parkway
   Orange Park, FL 32073

   Dorothy Klock                       Vice President
   555 Madison Avenue, 29th Floor
   New York, NY 10022


H  Dianne L. Koske                     Assistant Vice President


   Andrew R. LeBlanc                   Regional Vice President
   78 Eton Road
   Garden City, NY 11530

   Arthur J. Levine                    Senior Vice President
   12558 Highlands Place
   Fishers, IN  46038

(b)                (1)                                    (2)
    Name and Principal                  Positions and Offices
     Business Address                      with Underwriter
    ------------------                  ---------------------

B   Karl A. Lewis                       Assistant Vice President


    T. Blake Liberty                    Vice President
    5506 East Mineral Lane
    Littleton, CO 80122


    Mark Lien                           Regional Vice President
    5570 Beechwood Terrace
    West Des Moines, IA 50266

L   Lorin E. Liesy                      Vice President


    Louis K. Linquata                   Regional Vice President
    170 South Battin
    Wichita, KS 67218

LW  Robert W. Lovelace                  Director


    Stephen A. Malbasa                  Senior Vice President
    13405 Lake Shore Blvd.
    Cleveland, OH 44110


    Steven M. Markel                    Senior Vice President
    5241 South Race Street
    Littleton, CO 80121


L   J. Clifton Massar                   Director, Senior Vice President


L   E. Lee McClennahan                  Senior Vice President


    James R. McCrary                    Regional Vice President
    963 1st Street, #1
    Hermosa Beach, CA 90254


S   John V. McLaughlin                  Senior Vice President


    Terry W. McNabb                     Vice President
    2002 Barrett Station Road
    St. Louis, MO  63131

(b)               (1)                                (2)
   Name and Principal                Positions and Offices
    Business Address                  with Underwriter
   ------------------                ---------------------

   William E. Noe                    Vice President
   304 River Oaks Road
   Brentwood, TN 37027

   Peter A. Nyhus                    Vice President
   3084 Wilds Ridge Court
   Prior Lake, MN 55372

   Eric P. Olson                     Vice President
   62 Park Drive
   Glenview, IL 60025

   Jeffrey A. Olson                  Regional Vice President
   930 S. Cowley Street, #305
   Spokane, WA 99202

   Gary A. Peace                     Regional Vice President
   291 Kaanapali Drive
   Napa, CA 94558

   Samuel W. Perry                   Regional Vice President
   4730 East Indian School Road
   Suite 120
   Phoenix, AZ 85018

   David K. Petzke                   Regional Vice President
   4016 Saint Lucia Street
   Boulder, CO 80301

   Fredric Phillips                  Senior Vice President
   175 Highland Avenue, 4th Floor
   Needham, MA 02494


B  Candance D. Pilgrim               Assistant Vice President


   Carl S. Platou                    Vice President
   7455 80th Place S.E.
   Mercer Island, WA 98040

L  John O. Post                      Senior Vice President


S  Richard P. Prior                  Vice President

   Steven J. Reitman                 Senior Vice President
   212 The Lane
   Hinsdale, IL 60521

   Brian A. Roberts                  Vice President
   P.O. Box 388
   Glenville, NC 28736

   George S. Ross                    Senior Vice President
   P.O. Box 376
   Southport, ME 04576


L  Julie D. Roth                     Vice President


L  James F. Rothenberg               Director



   Douglas F. Rowe                   Vice President
   414 Logan Ranch Road
   Georgetown, TX 78628

(b)               (1)                                (2)
   Name and Principal                 Positions and Offices
    Business Address                    with Underwriter
   ------------------                 ---------------------


   Christopher S. Rowey               Vice President
   10538 Cheviot Drive
   Los Angeles, CA 90034

   Dean B. Rydquist                   Senior Vice President
   1080 Bay Pointe Crossing
   Alpharetta, GA 30005

   Richard R. Samson                  Senior Vice President
   4604 Glencoe Avenue, # 4
   Marina del Rey, CA 90292

   Joseph D. Scarpitti                Vice President
   31465 St. Andrews
   Westlake, OH  44145

   Shannon D. Schofield               Regional Vice President
   3078 Peachtree Drive, NE
   Atlanta, GA 30305


L  R. Michael Shanahan                Director


   Brad W. Short                      Regional Vice President
   1601 Seal Way
   Seal Beach, CA 90740

   David W. Short                     Chairman of the Board and
   1000 RIDC Plaza, Suite 212         Co-Chief Executive
   Pittsburgh, PA 15238               Officer

   William P. Simon                   Senior Vice President
   912 Castlehill Lane
   Devon, PA 19333

   Jerry L. Slater                    Regional Vice President
   4152 42nd Avenue, NE
   Seattle, WA 98105

   Rodney G. Smith                    Senior Vice President
   100 N. Central Expressway, Suite 1214
   Richardson, TX 75080

S  Sherrie L. Snyder-Senft            Assistant Vice President


   Anthony L. Soave                   Regional Vice President
   8831 Morning Mist Drive
   Clarkston, MI 48348


L  Therese L. Souiller                Assistant Vice President


   Nicholas D. Spadaccini             Vice President
   855 Markley Woods Way
   Cincinnati, OH  45230


L  Kristen J. Spazafumo               Assistant Vice President

(b)               (1)                                  (2)
   Name and Principal                Positions and Offices
    Business Address                   with Underwriter
   ------------------                ---------------------

   Daniel S. Spradling               Senior Vice President
   181 Second Avenue, Suite 228
   San Mateo, CA 94401

LW Eric H. Stern                     Director

B  Max D. Stites                     Vice President


   Thomas A. Stout                   Vice President
   1004 Ditchley Road
   Virginia Beach, VA 23451

   Craig R. Strauser                 Vice President
   3 Dover Way
   Lake Oswego, OR 97034

   Francis N. Strazzeri              Senior Vice President
   3021 Kensington Trace
   Tarpon Springs, FL 34689


L  Drew W. Taylor                    Assistant Vice President


   Gary J. Thoma                     Regional Vice President
   604 Thelosen Drive
   Kimberly, WI 54136


S  James P. Toomey                   Vice President


I  Christopher E. Trede              Vice President



   George F. Truesdail               Senior Vice President
   400 Abbotsford Court
   Charlotte, NC 28270

   Scott W. Ursin-Smith              Vice President
   60 Reedland Woods Way
   Tiburon, CA 94920


   J. David Viale                    Regional Vice President
   39 Old Course Drive
   Newport Beach, CA 92660

   Thomas E. Warren                  Vice President
   119 Faubel Street
   Sarasota, FL 34242



L  J. Kelly Webb                     Senior Vice President, Treasurer
                                     and Controller


(b)                 (1)                             (2)
     Name and Principal           Positions and Offices
     Business Address             with Underwriter
     ------------------           ---------------------

     Gregory J. Weimer            Vice President
     206 Hardwood Drive
     Venetia, PA 15367

B    Timothy W. Weiss             Director

     George J. Wenzel             Regional Vice President
     251 Barden Road
     Bloomfield, MI 48304

H    J. D. Wiedmaier              Assistant Vice President

SF   N. Dexter Williams           Senior Vice President

     Timothy J. Wilson            Vice President
     113 Farmview Place
     Venetia, PA 15367

B    Laura L. Wimberly            Vice President

H    Marshall D. Wingo            Director, Senior Vice President

L    Robert L. Winston            Director, Senior Vice President

     William R. Yost              Senior Vice President
     9320 Overlook Trail
     Eden Prairie, MN 55347

     Janet M. Young               Regional Vice President
     1616 Vermont
     Houston, TX 77006

     Jonathan A. Young            Regional Vice President
     329 Downing Drive
     Chesapeake, VA 23322

     Scott D. Zambon              Regional Vice President
     2887 Player Lane
     Tustin Ranch, CA 92782

-------------
L    Business Address, 333 South Hope Street, Los Angeles, CA 90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B    Business Address, 135 South State College Boulevard, Brea, CA 92821
S    Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016.

H    Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I    Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240


(C) Name of Principal Underwriter: American Funds Distributors, Inc.; Net Underwriting Discounts and Commissions: $16,110,708.23

Item 30.  Location of Accounts and Records

     Exhibit 15(b) is hereby expressly incorporated herein by this reference.


Item 31. Management Services

     Not Applicable.

50

Item 32. Undertakings
---------------------

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

     (d) Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Lincoln National Life Insurance Company.

Item 33. ( Additional Item) - Undertaking Concerning the Texas Optional Retirement Program

     Refer to the initial Registration Statement.

Item 34. (Additional Item) - Undertaking Concerning Withdrawal Restrictions on IRC Section 403(b) Plan Participants

     Refer to initial Registration Statement.
51

                                  SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 11th day of April, 2001.

                              LINCOLN NATIONAL VARIABLE ANNUITY
                              ACCOUNT E - Legacy I
                              (Registrant)

                              By:   /s/ Ronald L. Stopher
                                    --------------------------------
                                    Ronald L. Stopher
                                    Vice President, Lincoln National Life
                                    Insurance, Co.

                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                      (Depositor)

                              By:   /s/ Lorry J. Stensrud
                                    --------------------------------
                                    Lorry J. Stensrud
                                    (Signature-Officer of Depositor)
                                    Executive Vice President, Lincoln National
                                    Life Insurance, Co.
                                    (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date
---------                            -----                           -----

 **                            President and Director                April 11, 2001
---------------------          (Principal Executive Officer)
Jon A. Boscia

/s/ Lorry J. Stensrud          Executive Vice President,             April 11, 2001
---------------------          Chief Executive Officer of
Lorry J. Stensrud              Annuities, and Director

 ***                           Senior Vice President, Chief          April 11, 2001
---------------------          Financial Officer and Director
Janet Chrzan                   (Principal Accounting Officer and
                               Principal Financial Officer)

 *                             Executive Vice President and          April 11, 2001
---------------------          Director
Lawrence T. Rowland

                               Executive Vice President, Chief       April   , 2001
---------------------          Executive Officer of Life
John H. Gotta                  Insurance, and Director

 *                             Director                              April 11, 2001
---------------------
Richard C. Vaughan

***                            Director                              April 11, 2001
-------------------------
Charles E. Haldeman, Jr.

*By /s/ Steven M. Kluever    Pursuant to a Power of Attorney filed with Post-
   ------------------------  Effective Amendment No. 14 to the Registration
    Steven M. Kluever        Statement

**By /s/ Steven M. Kluever   Pursuant to a Power of Attorney filed with Post-
    -----------------------  Effective Amendment No. 15 to the Registration
    Steven M. Kluever        Statement

***By /s/ Steven M. Kluever  Pursuant to a Power of Attorney filed with this
     ----------------------  Registration Statement
     Steven M. Kluever